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                                                                    EXHIBIT 10.5
                                                                    ------------

                             AMENDED AND RESTATED
                      SERVICING SECURED CREDIT AGREEMENT

          THIS AMENDED AND RESTATED SERVICING SECURED CREDIT AGREEMENT (the "Agreement") is made and dated as of the 29th day of August, 1997, by and among HEADLANDS MORTGAGE COMPANY, a California corporation (the "Company"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, any other lenders from time to time party hereto, together with their respective successors and assigns (each a "Lender" and collectively the "Lenders"), and FNBC as administrative agent and collateral agent for the Lenders (in such respective capacities, the "Administrative Agent" and the "Collateral Agent").

                                   RECITALS

          A. Pursuant to that certain Servicing Secured Credit Agreement dated as of October 24, 1994 by and among the Company, the Administrative Agent, the Collateral Agent and the Lenders party thereto (as amended to date, the "Existing Credit Agreement"), such Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

          B. The Company, the Administrative Agent, the Collateral Agent and the Lenders currently party to the Existing Credit Agreement desire to amend the Existing Credit Agreement and the documents, instruments and agreements relating thereto in certain respects and, for convenience of reference, to restate the Existing Credit Agreement in its entirety herein.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

          1.   Convertible Revolving Credit Facility.
               -------------------------------------

               1(a) Revolving Credit Limit.  On the terms and subject to the
                    ----------------------
conditions set forth herein, the Lenders severally agree that from time to time to but not including the Conversion Date they shall advance their respective Percentage Shares of loans (the "Revolving Loans" or a "Revolving Loan") to the Company in amounts not to exceed, in the aggregate at any date outstanding, the lesser of:

                    (1)  The Revolving Loan Credit Limit; and

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                    (2)  The Collateral Value of the Borrowing Base.

Each Revolving Loan shall be in a minimum amount of $100,000.00. Amounts borrowed hereunder and repaid prior to the Conversion Date may be reborrowed as provided herein, it being agreed and understood that the credit facility evidenced hereby is a revolving credit facility to but not including the Conversion Date.

               1(b) Principal Repayment and Conversion Term Loan.  Subject to
                    --------------------------------------------
the prepayment provisions of Paragraph 3(j) below, the Company shall pay the principal amount of each Revolving Loan advanced hereunder on the Conversion Date; provided, however, that if but only if on and as of the Conversion Date there has not occurred and is not continuing an Event of Default or Potential Default and the Company shall so elect (upon not less than thirty (30) days' prior written notice to the Administrative Agent and the Lenders), the outstanding principal balance of Revolving Loans outstanding on the Conversion Date, to the extent not in excess of the Conversion Term Loan Credit Limit (as so limited, the "Term Out Amount") shall be converted to an amortizing term loan (the "Conversion Term Loan"), which shall be payable in twelve (12) installments as follows: (1) eleven (11) installments each in an amount equal to 1/12th of the Term Out Amount, the first such installment to be payable on the 90th day following the Conversion Date, each of the next ten (10) such installments to be payable quarterly on the first Business Day of each January, April, July and October, commencing on the first such date following the initial payment date, and (2) one final installment in an amount equal to the remaining principal balance outstanding on the first Business Day of October, 2000.

               1(c) Interest Rates Applicable to Revolving Loans.  Revolving
                    --------------------------------------------
Loans shall be made and/or maintained, at the election of the Company made from time to time as permitted herein, at (i) the Applicable Eurodollar Rate, (ii) the Applicable Federal Funds Rate, and/or (iii) to the extent permitted pursuant to Paragraph 1(g) below, the Buy-Down Rate.

               1(d) Interest Rates Applicable to Conversion Term Loan.  The
                    -------------------------------------------------
Conversion Term Loan shall be made and/or maintained, at the election of the Company made from time to time as permitted herein, at (i) the Applicable Eurodollar Rate and/or (ii) to the extent permitted pursuant to Paragraph 1(g) below, the Buy-Down Rate; provided, however, that subject to the provisions of Paragraph 2 below, the Conversion Term Loan may be maintained from time to time at the Prime Rate.

               1(e) Calculation of Interest.  The Company shall pay to the
                    -----------------------
Administrative Agent for distribution to each Lender interest on Loans outstanding hereunder from the date disbursed to but not including the date of payment calculated on such Lender's Percentage Share of the principal amount of Loans outstanding from time to time hereunder during the interest calculation period, at a rate per annum equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraphs 2(a), 2(b) and 2(c) below): (i) with respect to each Eurodollar Loan, the Applicable Eurodollar Rate for the applicable Eurodollar Interest Period, (ii) with respect to each Federal Funds Rate Loan, a fluctuating rate per annum equal to the Applicable Federal Funds Rate during the applicable

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computation period, and (iii) to the extent permitted pursuant to Paragraph 1(g)
below, the Buy-Down Rate during the applicable computation period.

               1(f) Payment of Interest.  Interest accruing on Loans which are
                    -------------------
made and/or maintained at the Applicable Federal Funds Rate and/or the Buy-Down Rate shall be payable monthly, in arrears, as provided in Paragraph 3(d) below. Interest accruing on Eurodollar Loans shall be payable at the end of the applicable Eurodollar Interest Period. The Administrative Agent, in rendering any interest billing relating to Loans, shall have no obligation to verify the amount of any Buy-Down Deposits supporting the pricing of Loans made and/or maintained at the Buy-Down Rate.

               1(g) Balance Pricing and Deficiency Fees.  The Company may
                    -----------------------------------
maintain during each calendar month Buy-Down Deposits in non-interest bearing accounts with any of the Lenders in such amounts as may be established from time to time pursuant to the Buy-Down Letter between such Lender and the Company. In the event that the Company does maintain the required amounts of Buy-Down Deposits with such Lender hereunder during any monthly period, the Company shall pay to such Lender interest at the Buy-Down Rate with respect to an aggregate principal amount of Loans outstanding advanced by such Lender during such monthly period equal to the aggregate daily average balance of Buy-Down Deposits maintained with such Lender during such monthly period. In the event the Company shall fail to maintain sufficient Buy-Down Deposits with any Lender required pursuant to a Buy-Down Letter between them during any monthly period, the Company shall pay to such Lender upon demand such deficiency fees as may be established in such Buy-Down Letter. Such Lender may elect not to make demand for the payment of deficiency fees accruing in respect of Buy-Down Deposits or Loans from time to time and it is expressly agreed and understood that: (1) such deficiency fee or fees shall not be deemed to have been waived by such Lender (except as such waiver is expressly acknowledged in writing by such Lender from time to time), and (2) all deficiency fees accrued and unpaid hereunder and not so expressly waived, whether or not previously declared due and owing by such Lender, shall automatically be due and payable in full on the Conversion Date and/or the final principal payment date of the Conversion Term Loan, as applicable. Any Loans outstanding which are not matched by Buy-Down Deposits maintained with the applicable Lenders during the applicable monthly computation period pursuant to Buy-Down Letters shall accrue interest at the Applicable Federal Funds Rate and/or the Applicable Eurodollar Rate, as provided in Paragraphs 1(c) and 1(d) above.

               1(h) Termination or Reduction of Revolving Loan Credit Limit.
                    -------------------------------------------------------
The Company shall have the right, upon not less than thirty (30) Business Days' written notice to the Administrative Agent, to permanently terminate in whole or from time to time permanently reduce in part the unused portion of the Revolving Loan Credit Limit; provided, however, that any partial reduction shall be in the amount of $500,000.00 or an integral multiple thereof. The Administrative Agent shall promptly notify the Lenders in writing of such termination or reduction of the Revolving Loan Credit Limit and of each Lender's new Maximum Commitment.

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          2.   Eurodollar Provisions.
               ---------------------

               2(a) Procedures for Interest Rate Election.
                    -------------------------------------

                    (1) The Company may elect from time to time to have Loans funded as Eurodollar Loans or to convert Revolving Loans outstanding as Federal Funds Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Eurodollar Business Days' prior irrevocable notice of such election. All such elections shall be made by delivery of a Loan Request by the Company to the Administrative Agent within the required time period. The Company may elect from time to time to convert Revolving Loans outstanding as Eurodollar Loans to Federal Funds Rate Loans effective upon the last day of the applicable Eurodollar Interest Period. No Loan shall be funded as a Eurodollar Loan and no Federal Funds Rate Loan shall be converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring three Eurodollar Business Days prior to the date of, or on the date of, any requested funding or conversion.

                    (2) All or any part of Revolving Loans may be funded or converted and all or part of the Conversion Term Loan may be funded or converted as provided herein, provided that partial fundings or conversions shall be in a principal amount of $500,000.00 or whole multiples of $500,000.00 in excess thereof.

                    (3) Any Eurodollar Loan may be continued as such upon the expiration of the Eurodollar Interest Period with respect thereto by the Company giving the Administrative Agent at least three Eurodollar Business Days' prior irrevocable notice of such election as set forth in a Loan Request; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to a Federal Funds Rate Loan (in the case of Revolving Loans) or to a Prime Rate Loan (in the case of the Conversion Term Loan) on the last day of the then current Eurodollar Interest Period applicable thereto, and the Administrative Agent shall notify the Lenders and the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert any affected Eurodollar Loan to a Federal Funds Rate Loan (or a Prime Rate Loan, as applicable) on the last day of the applicable Eurodollar Interest Period.

               2(b) Inability to Determine Rate.  In the event that the
                    ---------------------------
Administrative Agent shall have reasonably determined (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the interbank market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Eurodollar Interest Period, the Administrative Agent shall forthwith give telex notice of such determination, confirmed in writing, to each affected Lender and to the Company. If such notice is given: (1) no Loan may be funded as a Eurodollar Loan, (2) any Federal Funds Rate Loan that was to have been converted to a Eurodollar Loan shall, subject to the provisions hereof, be continued as a Federal Funds Rate Loan and (3) any outstanding Eurodollar Loan shall be converted, on the last day of the then current Eurodollar Interest Period applicable thereto, to a Federal Funds Rate Loan (in the case of Revolving Loans) or to a Prime Rate Loan (in the case of the Conversion Term Loan). Until such notice has been withdrawn by the Administrative Agent, the Company shall not have the right to convert a Federal Funds Rate Loan or a Prime Rate Loan to a Eurodollar Loan or to fund any Loan as a Eurodollar Loan or to continue a Eurodollar Loan. The Administrative Agent shall withdraw such notice in the event that the circumstances giving rise thereto no longer pertain and that adequate and reasonable means exist for ascertaining the Eurodollar Rate for the Eurodollar Interest Period requested by the Company, and following withdrawal of such notice by the Administrative Agent, the Company shall have the right to have any Loan funded as a Eurodollar Loan or convert a Federal Funds Rate Loan or a Prime Rate Loan to a Eurodollar Loan or to continue a Eurodollar Loan in accordance with the terms and conditions of this Agreement.

               2(c) Illegality.  Notwithstanding any other provisions herein, if
                    ----------
any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement: (1) the commitment of such Lender hereunder to make or to continue Eurodollar Loans or to convert Federal Funds Rate Loans to Eurodollar Loans shall forthwith be cancelled and (2) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Federal Funds Rate Loans (in the case of Revolving Loans) or to a Prime Rate Loan (in the case of the Conversion Term
Loan) at the end of their respective Eurodollar Interest Periods or within such earlier period as required by law. In the event of a conversion of any such Loan prior to the end of its applicable Eurodollar Interest Period, the Company hereby agrees promptly to pay any Lender affected thereby, upon demand, the amounts required pursuant to Paragraph 2(e) below, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of all other Obligations.

               2(d) Funding.  Each Lender shall be entitled to fund all or any
                    -------
portion of its share of Loans in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the London inter-bank market and within the United States, but all calculations and transactions hereunder shall be conducted as though all Lenders actually fund all Eurodollar Loans through the purchase of offshore dollar deposits in the amount of the relevant Eurodollar Loan in maturities corresponding to the applicable Eurodollar Interest Period.

               2(e) Funding Indemnification.  In addition to all other payment
                    -----------------------
obligations hereunder, in the event: (1) any Eurodollar Loan is prepaid prior to the last day of the applicable Eurodollar Interest Period, whether following a voluntary prepayment, mandatory prepayment (including but not limited to application of proceeds from the sale of Collateral or in connection with an increase in availability under Paragraph 11(k) below), or otherwise, or (2) the Company shall fail to borrow a Eurodollar Loan or shall fail to continue or to make a conversion to a Eurodollar Loan after the Company has given notice thereof as required hereunder, then the Company shall immediately pay to each Lender holding the Loans prepaid or not borrowed, continued or converted, through the Administrative Agent, (x) a processing fee in the amount of

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$150.00 and (y) an additional premium sum compensating such Lender for losses, costs and expenses incurred by such Lender in connection with such prepayment or such failure to borrow, continue or convert a Loan, including, without limitation, such as may arise out of re-employment of funds obtained by such Lender and from fees payable to terminate the deposits from which such funds were obtained, such losses, actual costs and expenses and the method of calculation thereof being set forth in reasonable detail in a statement delivered to the Company by such Lender. Under no circumstances shall any Lender have any obligation to remit monies to the Company upon prepayment of any Eurodollar Loan, even under circumstances which do not result in the necessity for the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of all other Obligations.

          3.   Miscellaneous Lending Provisions.
               --------------------------------

               3(a) Use of Proceeds.  The proceeds of all Loans shall be
                    ---------------
utilized by the Company solely for its mortgage banking business and operations.

               3(b) Request For Revolving Loans; Making of Revolving Loans.
                    ------------------------------------------------------

                    (1) If the Company desires to borrow a Revolving Loan hereunder the Company shall: (i) in the case of a Federal Funds Rate Loan, deliver a Loan Request to the Administrative Agent no later than 9:00 a.m. (Los Angeles time) on the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Lenders, (ii) in the case of a Eurodollar Loan, deliver a Loan Request to the Administrative Agent no later than 9:00 a.m. (Los Angeles time) not less than three Eurodollar Business Days prior to the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Lenders, and (iii) in the case of a Buy-Down Rate Loan, deliver a Loan Request to the Administrative Agent no later than 10:00 a.m. (Los Angeles time) on the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the applicable Lender or Lenders. All Loan Requests to be forwarded by the Administrative Agent to the Lenders shall be forwarded by facsimile transmission. With respect to any Loan Request, the Company shall specify the principal amounts of the Revolving Loans requested, subject to the provisions of Paragraph 1(a) above, and in the case of any Eurodollar Loans, the respective Eurodollar Interest Periods applicable thereto. The Lenders shall make available their respective Percentage Shares of the proposed Revolving Loans by crediting the amount thereof, in immediately available same day funds, to the Pre-Disbursement Account no later than 12:30 p.m. (Los Angeles time) on the funding date, such funds to be held pending disbursement as provided in subparagraph (4) below.

                    (2) With respect to the conversion or continuation of any Eurodollar Loan as provided in Paragraph 2(a) above, the Company shall deliver a Loan Request to the Administrative Agent no later than 9:00 a.m. (Los Angeles time) on the day occurring at least three Eurodollar Business Days prior to the date of the conversion

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     or continuation requested therein, and the Administrative Agent shall promptly notify the appropriate Lenders of the contents of such Loan
     Request.

                    (3) The failure of any Lender to make any Revolving Loan (or portion thereof) to be made by it as part of any borrowing shall not relieve any other Lender of its obligation hereunder to advance its applicable portion of the principal amount thereof, but no Lender shall be responsible for the failure of any other Lender to make any such Loan.

                    (4) Subject to the conditions set forth in Paragraph 3(b)(1) above and Paragraphs 3(n) and 5(b) below, the Administrative Agent shall disburse amounts held in the Pre-Disbursement Account to the Funding Account no later than 1:00 p.m. (Los Angeles time). Disbursements out of such account chosen by the Company shall be controlled by the Company, unless the Administrative Agent shall elect at any time and in its sole discretion to control disbursements out of such account and shall notify the Company of such election. The Company shall fully cooperate with the Administrative Agent to effectuate such change of control. Amounts held in the Pre-Disbursement Account which cannot be disbursed to the Company because the conditions set forth in Paragraph 5(b) below are not met shall constitute cash collateral for the Obligations and disbursed to the Company only at such time as such conditions are met. Such amounts shall constitute "Loans" to the Company for all purposes of the Loan Documents and shall be payable, with interest from the date first deposited in the Pre-Disbursement Account to the same extent as if such amounts had been fully disbursed.

               3(c) Notes.  The obligation of the Company to repay the Revolving
                    -----
Loans and, following the Conversion Date, the Conversion Term Loan, shall be evidenced by a promissory note, which promissory note shall be issued in substitution and replacement of the "Notes" issued under the Existing Credit Agreement, payable to the order of each Lender, in the form of that attached hereto as Exhibit A (the "Notes"). The Administrative Agent shall deliver a
          ---------
monthly statement of account to the Company setting forth the unpaid principal balance of Loans outstanding hereunder, and each Lender's interest therein, which statement shall (absent clerical error) be deemed conclusively correct and accepted by the Company unless the Company notifies the Administrative Agent to the contrary within fifteen (15) Business Days following delivery of such statement. Each Lender is hereby authorized to record the date and amount of each advance, conversion and continuation and the date and amount of each such payment or prepayment of principal of each Loan made by such Lender, the applicable Eurodollar Interest Period, if any, and the interest rate with respect thereto, on the schedules annexed to and constituting a part of its respective Note (or by any analogous method any Lender may elect consistent with its customary practices), and any such recordation shall constitute conclusive evidence of the accuracy of the information so recorded absent manifest error. The failure of any Lender to make any such notation shall not affect in any manner or to any extent the Company's obligation to pay and perform the Obligations.

               3(d) Interest and Fee Billing and Payment.  The Administrative
                    ------------------------------------
Agent shall, on or before the fifth Business Day of each month for Federal Funds Rate Loans, Buy-

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Down Rate Loans, Prime Rate Loans and fees, and three Business Days prior to the last day of the applicable Eurodollar Interest Period for Eurodollar Loans, deliver to the Company an interest and fee billing for the immediately preceding month or then-ending Eurodollar Interest Period, as the case may be, which billing shall set forth interest accrued and payable on Loans and fees payable hereunder for such period to be collected by the Administrative Agent, and the Company shall pay the full amount of such interest and fee billing no later than
(x) five Business Days after receipt thereof in the case of Federal Funds Rate Loans, Buy-Down Rate Loans, Prime Rate Loans and fees, and (y) on the last day of the applicable Eurodollar Interest Period for Eurodollar Loans. Whether or not any such interest or fee billing is delivered to the Company, the Administrative Agent is hereby authorized to, and shall unless the Company is otherwise notified in advance of a different method and/or time of payment, debit the Operating Account in the amount of such interest and fees payable hereunder. Any deficiency fees payable by the Company to a Lender shall be paid pursuant to the terms of the applicable Buy-Down Letter.

               3(e) Repayment of Principal of Eurodollar Loans.  Subject to the
                    ------------------------------------------
prepayment requirements of Paragraphs 3(f) and 3(o) below, and the required application of proceeds from the sale or other disposition of Collateral as provided in the Security Agreement, and the repayment provisions of Paragraph 1(b) above, the Company shall pay the principal amount of each Eurodollar Loan (unless continued or converted pursuant to Paragraph 2(a) above) on the last day of the applicable Eurodollar Interest Period relating thereto.

               3(f) Borrowing Base Conformity.
                    -------------------------

                    (1) In support of its obligation to repay Loans, the Company shall cause the Collateral Value of the Borrowing Base to be not less than, at any date, the aggregate principal amount of outstanding Loans.

                    (2) The Company shall immediately prepay the applicable Loans to the Administrative Agent on behalf of the Lenders, upon telephonic demand by the Administrative Agent, on any day in the amount by which the aggregate principal amount of outstanding Loans exceeds the limitation of subparagraph (1) above.

                    (3) If, but only if, at such time as the Company shall be required to prepay Loans under this Paragraph 3(f) there shall not have occurred and be continuing an Event of Default or Potential Default, in lieu of prepaying the Loans as required above and subject to the prior written approval of the Majority Lenders, the Company may deliver to the Collateral Agent for the benefit of the Lenders additional Assigned Servicing Rights such that the Collateral Value of the Borrowing Base, after giving effect to the inclusion of such Assigned Servicing Rights in the Borrowing Base, shall be in compliance with the requirements of subparagraph (1) above.

               3(g) Nature and Place of Payments.  All payments made on account
                    ----------------------------
of the Obligations (other than amounts required to be paid to the Lenders pursuant to Paragraph 1(g) above and their respective Buy-Down Letters with the Company) shall be made to the Administrative Agent for prompt distribution to the Lenders. All payments made on account of the Obligations shall be made without setoff or counterclaim in lawful money of the

United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Administrative Agent by 10:00 a.m. (Los Angeles time) on the date of payment, it being expressly agreed and understood that if a payment is received after 10:00 a.m. (Los Angeles time) by the Administrative Agent, such payment will be considered to have been made on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. All payments on account of the Obligations shall be made to the Administrative Agent through its office located at One First National Plaza, Chicago, Illinois 60670. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

               3(h) Post-Maturity Interest.  Any Obligations not paid when due
                    ----------------------
(whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to three percent (3%) above the Corporate Base Rate.

               3(i) Computations.  All computations of interest and fees payable
                    ------------
hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

               3(j) Prepayments.
                    -----------

                    (1) The Company may prepay Loans hereunder (other than Eurodollar Loans) in whole or in part at any time; provided, however, that any such voluntary prepayment shall be in the amount of $50,000.00 or an integral multiple of $50,000.00 in excess thereof.

                    (2) Loans hereunder are subject to mandatory prepayment pursuant to Paragraphs 3(f) above and 3(o) below, and in addition, by application of proceeds of the sale or other disposition of Collateral as provided in the Security Agreement.

                    (3) Principal amounts prepaid on the Conversion Term Loan shall be applied to installments on the Conversion Term Loan in inverse order of maturity. The Company shall pay in connection with any prepayment hereunder all interest accrued but unpaid on Loans to which such prepayment is applied pursuant to Paragraph 3(k) below concurrently with payment to the Administrative Agent of any principal amounts and, in addition, any amounts payable on account thereof pursuant to Paragraph 2(e) above.

               3(k) Allocation of Payments Received.
                    -------------------------------

                    (1) Prior to the occurrence of an Event of Default and acceleration of any Obligations, principal amounts received by the Administrative Agent shall be allocated among the Lenders on account of the Obligations as the Company may direct in writing, subject only to the requirement that such allocation shall not result in a non-pro rata distribution among the Lenders.

               (2) Following the occurrence of an Event of Default and acceleration of any Obligations:

                    (i) All amounts received by the Administrative Agent on account of the Obligations (other than amounts received from the sale or other disposition of the Pledged Collateral) shall be allocated by the Administrative Agent as follows:

                         a. First, to the payment of costs and expenses incurred by the Administrative Agent and Collateral Agent in the performance of their duties and enforcement of their rights under the Loan Documents, including, without limitation, all costs and expenses of collection, reasonable attorneys' fees, court costs and foreclosure expenses;

                         b. Then, to the Lenders, pro rata in accordance with their respective Percentage Shares until the Obligations are paid in full; and

                         c. Then, to such Persons as may be legally entitled thereto.

                    (ii) All amounts received by the Administrative Agent upon the sale or other disposition of the Pledged Collateral shall be allocated by the Administrative Agent as follows:

                         a. First, to the payment of expenses incurred by the Administrative Agent and the Collateral Agent in the performance of their duties and enforcement of their rights under the Pledge Agreement and the other Stock Pledge Documents;

                         b. Then, to the Lenders and the "Lenders" under (and as the term "Lenders" is defined in) the Warehousing Agreement, pro rata in accordance with their respective Combined Percentage Shares, until the Secured Obligations are paid in full; and

                         c. Then, to such Persons as may be legally entitled thereto.

               3(l) Fees.  The Company shall pay the following fees:
                    ----

                    (1) To the Administrative Agent for the account of each Lender, quarterly in advance, a non-refundable commitment fee equal to the product of (i) seven-twentieths of one percent (0.35%) per annum times (ii) such Lender's Maximum Commitment on the Effective Date and on the first Business Day of each calendar quarter thereafter, said fee to be payable (but only to the extent not previously paid under the Existing Credit Agreement) on the Effective Date for the period from such date to but not including January 1, 1998 and on the first Business Day of each January, April , July and October thereafter for the applicable calendar quarter (or portion thereof).

                    (2) To the Administrative Agent for the account of each Lender, a non-refundable commitment fee equal to the product of (i) one-quarter of one percent (0.25%) times (ii) such Lender's Percentage Share of the Conversion Term Loan on the Conversion Date, said fee to be payable on the Conversion Date.

                    (3) To the Administrative Agent for the account of each Lender which provides its written consent to an amendment, waiver or other modification of the Loan Documents on or before the date such amendment, waiver or other modification becomes effective as a result of the written approval thereof by the requisite number of Lenders required by the Loan Documents, a processing fee of $1,500.00, said fee to be payable promptly following such effective date; provided, however, that such fee shall not apply to the first two such amendments, waivers or other modifications hereunder during any continuous one year period (calculated from the date of this Agreement).

                    (4) To the Administrative Agent and the Collateral Agent, such fees in such amounts and payable at such times as the Company and the Administrative Agent and the Company and the Collateral Agent, as applicable, may from time to time agree in writing.

               3(m) Requirements of Law; Increased Costs.  In the event that any
                    ------------------------------------
applicable law, order, regulation, treaty or directive issued by any central bank or other Governmental Authority, or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued subsequent to the date hereof by any central bank or other Governmental Authority:

                    (1) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to such Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of such Lender imposed by the jurisdiction in which such Lender maintains its principal office);

                    (2) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Applicable

     Eurodollar Rate, the Federal Funds Funding Rate, the Prime Rate or the Buy-Down Rate; or

                    (3) Does or shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Lender or any Person controlling such Lender, then, in any such case, the Company shall promptly pay to the Administrative Agent for remittance to such Lender, upon its written demand made through the Administrative Agent, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable or rate of return as reasonably determined by such Lender with respect to this Agreement or Loans made hereunder. If a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 3(m), it shall promptly notify the Company through the Administrative Agent of the event by reason of which it has become so entitled. In conjunction with such notification, such Lender shall provide the Company with a certificate specifying any additional amounts payable pursuant to the foregoing sentence, which certificate shall set forth the calculation of such amounts in sufficient detail and according to reasonable and customary computation methods. The provisions hereof shall survive the termination of this Agreement and payment of all other Obligations.

               3(n) Assumption of Funding.  The Administrative Agent may (but
                    ---------------------
shall not be obligated to) assume that each Lender has made its Percentage Share of Revolving Loans available on the funding date therefor and may, in reliance on such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have made such amount available, such Lender and the Company jointly and severally agree to repay to the Administrative Agent forthwith on demand such amount together with interest thereon for each date from the date such amount is funded by the Administrative Agent until the date such amount is repaid to the Administrative Agent at the Federal Funds Funding Rate. If such Lender shall repay to the Administrative Agent such amount, such amount shall constitute such Lender's Percentage Share of such Loan for all purposes of the Loan Documents.

               3(o) Mark-to-Market Requirement.  At any time on the Business Day
                    --------------------------
following telephonic request therefor by the Administrative Agent at the request of any Lender from time to time, the Company will provide to each Lender a Borrowing Base Certificate setting forth the Fair Market Value of the Borrowing Base as of the end of the preceding Business Day and the aggregate dollar amount of Loans outstanding on such date. In the event the aggregate dollar amount of Loans outstanding exceeds the Fair Market Value of the Borrowing Base, the Company shall immediately pay to the Administrative Agent for distribution to the Lenders as provided in Paragraph 3(k)(2) above the full amount of such excess.

          4.   Reaffirmation of Security Agreement; Pledge Agreement; Additional
               -----------------------------------------------------------------
Documents.
---------

               4(a) Security Agreement. As collateral security for the
                    ------------------
Obligations of the Company under (and as the term "Obligations" is defined in) the Existing Credit Agreement, the Company executed and delivered to the Collateral Agent that certain Security and Collateral Agency Agreement dated as of October 24, 1994 (as amended from time to time, the "Existing Security Agreement"). The Company hereby confirms that the first priority, perfected security interest of the Collateral Agent for the benefit of the Lenders participating in the Existing Credit Agreement shall continue in full force and effect with respect to all Obligations hereunder. On or before the Effective Date, the Existing Security Agreement shall be amended and, for convenience of reference, restated in its entirety with a replacement security agreement in the form of that attached hereto as Exhibit B (as amended, extended or replaced from
                                ---------
time to time, the "Security Agreement"), which Security Agreement shall continue the perfection and priority of the security interest of the Collateral Agent for the benefit of the Lenders in the Collateral thereunder. In addition, there shall be delivered to the Collateral Agent such acknowledgment agreements, or reaffirmations of existing acknowledgment agreements, of investors under servicing contracts included in the Assigned Servicing Rights as the Collateral Agent may request (the "Required Investor Consents").

               4(b) Pledge Agreement.  As additional collateral security for the
                    ----------------
Obligations and the Obligations of the Company under (and as the term "Obligations" is defined in) the Warehousing Agreement, the Company shall execute and deliver to the Collateral Agent: (1) a pledge agreement in the form of that attached hereto as Exhibit C (as amended, extended or replaced from time
                           ---------
to time, the "Pledge Agreement") pursuant to which the Company shall assign, transfer and pledge to the Collateral Agent for the benefit of the Lenders a first priority security interest in and lien upon all now owned and hereafter issued or acquired stock of all now existing and hereafter formed or acquired Subsidiaries of the Company, including, without limitation, all outstanding capital stock of HMSI, (2) stock certificates evidencing all outstanding capital stock of Subsidiaries of the Company existing on the Effective Date and undated blank stock transfer powers therefor, and (3) such UCC-1 financing statements as the Administrative Agent shall require (collectively, the "Stock Pledge Documents").

               4(c) Further Documents.  The Company agrees to execute and
                    -----------------
deliver or to cause to be executed and delivered to the Administrative Agent on behalf of the Lenders from time to time such confirmatory or supplementary security agreements, financing statements, acknowledgments, consents and notices to third parties and other documents, instruments or agreements as the Administrative Agent on behalf of the Lenders may reasonably request, which are in the Administrative Agent's reasonable judgment necessary or desirable to obtain for the Lenders the benefit of the Loan Documents and the Collateral and the Pledged Collateral.

          5.   Conditions to Making of Loans.
               -----------------------------

               5(a) First Loan.  As conditions precedent to the effectiveness of
                    ----------
this Agreement and the other Loan Documents and to each Lender's obligation to make the first Loan hereunder:

                    (1) The Company shall have delivered or shall have had delivered to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel, each of the following (with sufficient copies for each of the Lenders):

                         (i)    A duly executed copy of this Agreement;

                         (ii)   Duly executed copies of the Notes;

                         (iii)  A duly executed copy of the Security Agreement;

                         (iv) Copies of the Required Investor Consents duly executed by the Company;

                         (v) A duly executed copy of the Pledge Agreement and the other Stock Pledge Documents;

                         (vi) Duly executed copies of all financing statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Administrative Agent, in its reasonable discretion, to obtain and maintain in favor of the Collateral Agent for the benefit of the Lenders a perfected security interest in and lien upon the Collateral and the Pledged Collateral;

                         (vii) Such credit applications, financial statements, authorizations and information concerning the Company and its business, operation and condition (financial and otherwise) as any Lender may reasonably request;

                         (viii) Certified copies of resolutions of the Board of Directors of the Company approving the execution and delivery of the Loan Documents, the performance of the Obligations and the consummation of the transactions contemplated thereby;

                         (ix) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver the Loan Documents;

                         (x) An opinion of counsel for the Company in form and substance satisfactory to the Administrative Agent and the Lenders;

                         (xi) A certificate of an executive officer of the Company in the form of that attached hereto as Exhibit D dated as of
                                                         ---------
          the date of this Agreement;

                         (xii) Evidence satisfactory to the Administrative Agent that the Operating Account has been opened; and

                         (xiii) A Borrowing Base Certificate, certified by the chief financial officer, treasurer or controller of the Company demonstrating that the Company is in compliance with the requirements of Paragraph 3(f) above (and assuming that all "Loans" outstanding under the Existing Credit Agreement are Loans outstanding hereunder, it being agreed and understood that on the Effective Date such "Loans' and all other "Obligations" under (and as defined in) the Existing Credit Agreement shall automatically be deemed to be Loans and Obligations hereunder).

                    (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                    (3) All documentation, including without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents, shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

                    (4) All fees required to be paid pursuant to Paragraph 3(l) above on or before the Effective Date shall have been paid prior to (or will be paid concurrently with) the making of the initial Loans hereunder.

               5(b) All Loans.  As conditions precedent to each Lender's
                    ---------
obligation to make any Loan hereunder, including the initial Loans and including the conversion of any Loan to another type of Loan or the continuation of any Eurodollar Loan after the end of its Eurodollar Interest Period, at and as of the date of the funding, conversion or continuation thereof:

                    (1) There shall have been delivered to the Administrative Agent a Loan Request therefor;

                    (2) The representations and warranties of the Company contained in the Loan Documents shall be accurate and complete in all respects as if made on and as of the date of such funding, conversion or continuance;

                    (3) There shall not have occurred an Event of Default or Potential Default; and

                    (4) Following the funding of the requested Loan: (i) the aggregate principal amount of Revolving Loans outstanding advanced by any Lender will not exceed its respective Maximum Commitment, (ii) the aggregate principal amount of Revolving Loans outstanding advanced by all Lenders will not exceed the Revolving Loan Credit Limit, and (iii) the aggregate principal amount of Loans outstanding will not exceed the applicable limitations of Paragraphs 1(a) and 1(b) above.

By delivering a Loan Request to the Administrative Agent hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(4) above.

          6.   Representations and Warranties of the Company.
               ---------------------------------------------

          As an inducement to the Agent and each Lender to enter into this Agreement and to make Loans as provided herein, the Company represents and warrants to the Agent and each Lender that:

               6(a)  Financial Condition.  The financial statements, dated the
                     -------------------
Statement Date and the Interim Date, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP, the financial condition of the Company and its consolidated Subsidiaries, at such dates and the consolidated results of their operations and changes in financial position for the fiscal periods then ended.

               6(b)  No Change.  Since each of the Statement Date and the
                     ---------
Interim Date, there has been no material adverse change in the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole.

               6(c)  Corporate Existence; Compliance with Law.  The Company and
                     ----------------------------------------
each of its Subsidiaries: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of California and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Company or its property and/or business or on the ability of the Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole or on the Collateral or the Fair Market Value thereof.

               6(d)  Corporate Power; Authorization; Enforceable Obligations.
                     -------------------------------------------------------
The Company has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents and borrow thereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents and borrowing thereunder. The Loan Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               6(e)  No Legal Bar.  The execution, delivery and performance of
                     ------------
the Loan Documents, the borrowing thereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries or create or result in the creation of any Lien (except the Liens created by the Security Agreement and the Pledge Agreement) on any assets of the Company or any of its Subsidiaries.

               6(f)  No Material Litigation.  Except as disclosed on Exhibit E
                     ----------------------                          ---------
attached hereto, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority or any other Person is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of such Persons' properties or revenues which (1) is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company or any of its Subsidiaries or (2) questions the validity or enforceability of any of the Loan Documents.

               6(g)  Taxes.  The Company and each of its Subsidiaries have filed
                     -----
or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or applicable Subsidiary has established adequate reserves in conformity with GAAP.

               6(h)  Investment Company Act.  The Company is not an "investment
                     ----------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               6(i)  Subsidiaries.  Attached hereto as Exhibit F is an accurate
                     ------------                      ---------
and complete list of all presently existing Subsidiaries of the Company, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Company or other Subsidiaries of the Company. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

               6(j)  Federal Reserve Board Regulations.  Neither the Company nor
                     ---------------------------------
any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

               6(k)  ERISA.  The Company and each of its ERISA Affiliates are in
                     -----
compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

               6(l)  Assets.  The Company and each of its Subsidiaries has good
                     ------
and marketable title to all property and assets reflected in the financial statements referred to in Paragraph 6(a) above, including without limitation, the Collateral, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. Neither the Company nor any of its Subsidiaries has outstanding Liens on any of its properties or assets, including, without limitation, the Collateral and the Pledged Collateral, nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the financial statements referred to in Paragraph 6(a) above or as permitted under Paragraph 8(a) below.

               6(m)  Securities Acts.  The Company has not issued any
                     ---------------
unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Notes.

               6(n)  Consents, etc.  No consent, approval or authorization of,
                     -------------
or registration, declaration or filing with, any Governmental Authority or any other Person is required on the part of the Company in connection with the execution and delivery of the Loan Documents (other than filings to perfect the Liens granted pursuant to the Security Agreement) or the performance of or compliance with the terms, provisions and conditions hereof or thereof or any borrowing hereunder or to assure the validity and enforceability of any of the Loan Documents.

               6(o)  Hedging Program.  The Company's Hedging Program
                     ---------------
represents a reasonable means for the Company to hedge certain interest rate risks associated with the mortgage banking business, and is a customary and standard Hedging Program comparable to that of other mortgage banking companies. The Company shall not alter or modify its Hedging Program without the consent of the Majority Lenders; provided, however, that consent shall be deemed given to any new Hedging Program proposed in writing by the Company to the Lenders if the Company is not notified of the objection to such new Hedging Program by Lenders holding at least 33.3333% of the Aggregate Percentage Shares within five (5) Business Days of receipt of notice thereof from the Company.

          7.   Affirmative Covenants.  The Company hereby covenants and agrees
               ---------------------
with the Administrative Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Company shall:

               7(a)  Financial Statements.  Furnish or cause to be furnished to
                     --------------------
the Administrative Agent and each Lender directly:

                  (1) Within ninety-one (91) days after the last day of each fiscal year of the Company, consolidated and consolidating statements of income and cash flows for such year and balance sheets as of the end of such year of the Company and its Subsidiaries presented fairly in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants acceptable to the Administrative Agent and including therewith a copy of any management letter from such certified public accountants; and

                  (2) Within thirty (30) days after the last day of each calendar month, consolidated and consolidating statements of income and cash flows for such month and balance sheets as of the end of such month of the Company and its Subsidiaries, accompanied in each case by a certificate of the chief financial officer, treasurer or controller of the Company in the form of that attached hereto as Exhibit G, stating that such financial
                                         ---------
     statements are prepared fairly in accordance with GAAP and demonstrating in detail satisfactory to the Administrative Agent the Company's compliance with the financial covenants set forth in Paragraphs 8(f), 8(j), 8(k), 8(l), 8(m), 8(n) and 8(o) below as of and at the end of such month, and indicating whether the Company has been audited by any of FNMA or FHLMC (or GNMA if the Company becomes an approved GNMA issuer).

               7(b)  Certificates; Reports; Other Information.  Furnish or cause
                     ----------------------------------------
to be furnished to the Collateral Agent, the Administrative Agent and each of the Lenders directly:

                  (1) (i) No later than thirty (30) days after the last day of each calendar month (setting forth information as of the last day of the immediately preceding month), and at such other times as the Administrative Agent or Majority Lenders may reasonably request, a. a Borrowing Base
                                                       --
     Certificate (which shall be in addition to the Borrowing Base Certificates delivered pursuant to Paragraph 3(o) above), and b. a pipeline report,
                                                      --
     commitment position report, servicing delinquency report, use of proceeds report and production report; all of the foregoing to be in form and substance satisfactory to the Administrative Agent and certified as accurate and complete by a financial officer of the Company;

                  (2) Within five (5) Business Days of submission thereof by the Company, copies of all documents submitted in connection with any audits by any of FNMA or FHLMC (or GNMA if the Company becomes an approved GNMA issuer), and, within ten (10) Business Days of receipt thereof by the Company, copies of all compliance and audit reports received from any of FNMA or FHLMC (or GNMA if the Company becomes an approved GNMA issuer), and, within two (2) Business Days of receipt thereof by the Company, copies of all notices received from FNMA or FHLMC (or GNMA if the Company becomes an approved GNMA issuer), of any change in agency status or notices of any withdrawal of approval of the Company as an issuer of Mortgage-Backed Securities or a servicer of Mortgage Loans;

                  (3) No later than the last Business Day of the first month following the end of each calendar quarter, and at such other times as the Administrative Agent may reasonably request, a Servicing Contract Report demonstrating to the satisfaction of the Administrative Agent that: (i) the Assigned Servicing Rights which are included in the Borrowing Base have a Collateral Value of not less than the aggregate amount of Loans outstanding; and (ii) the Mortgage Loans which are included in the Eligible Servicing Portfolio have an outstanding principal balance of not less than the amount required by Paragraph 8(l) below;

                  (4) Prior to the consummation thereof, notice of any bulk sale of servicing rights owned by the Company with an outstanding principal balance in excess of $50,000,000.00;

                  (5) Promptly, such additional financial and other information, including, without limitation, financial statements of the Company and information regarding the Collateral, as any Lender, through the Administrative Agent, may from time to time reasonably request, including, without limitation, such information as is necessary for any Lender to assign or participate out any of its interests in the Loans hereunder or to enable other financial institutions to become signatories hereto; and

                  (6) Promptly, and on a best efforts basis only, such additional financial and other information regarding any Affiliate of the Company, any Approved Investor (other than FNMA or FHLMC) or any Approved Repo Lender as any Lender, through the Administrative Agent, may from time to time reasonably request.

               7(c)  Payment of Indebtedness.  And shall cause each of its
                     -----------------------
Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of the Administrative Agent for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

               7(d)  Maintenance of Existence and Properties.  And shall cause
                     ---------------------------------------
each of its Subsidiaries to, maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, including but not limited to all approvals with respect to FNMA, FHLMC, FHA and VA, as applicable, and comply with all Contractual Obligations and Requirements of Law, the failure to comply with which could have a material adverse effect on the business, operations, property or financial or other condition of the Company or any of its Subsidiaries or on the Collateral. The Company will at all times be a FNMA and FHLMC approved Seller/Servicer.

               7(e)  Inspection of Property; Books and Records; Audits.  And
                     -------------------------------------------------
shall cause each of its Subsidiaries to:

                     (1) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                     (2) Permit representatives of the Administrative Agent or any Lender (at no cost or expense to the Company or any Subsidiary unless there shall have occurred and be continuing an Event of Default), upon the giving of reasonable prior written notice to: (i) visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Administrative Agent or any Lender, (ii) discuss the business, operations, properties and financial and other condition of the Company and any of its Subsidiaries with officers and employees of such Persons, and with their independent certified public accountants and (iii) conduct periodic operational audits of the Company's and its Subsidiaries' business and/or operations.

               7(f)  Notices.  Promptly give written notice to each Lender of:
                     -------

                     (1) The occurrence of any Potential Default or Event of Default and the proposed method of cure thereof;

                     (2) Any litigation or proceeding affecting the Company or any of its Subsidiaries or the Collateral which (i) could have a material adverse effect on the Collateral or the business, operations, property, or financial or other condition of the Company or any of its Subsidiaries or
     (ii) questions the validity or enforceability of the Loan Documents;

                     (3) A material adverse change in the business, operations, property or financial or other condition of the Company or any of its Subsidiaries;

                     (4) Any changes in the following senior management positions of the Company: chief executive officer, manager of operations, manager of production, manager of secondary marketing, chief financial officer, and manager of servicing; and

                     (5) Any loss of delegated underwriting status with any Approved Investor.

               7(g)  Expenses.  Pay all reasonable out-of-pocket costs and
                     --------
expenses (including fees and disbursements of counsel): (1) of the Administrative Agent and the Collateral Agent incident to the preparation, negotiation and administration of the Loan Documents, any amendments or waivers thereto, and the protection of the rights of the Lenders, the Administrative Agent and the Collateral Agent under the Loan Documents, and (2) of the Administrative Agent, the Collateral Agent and each of the Lenders incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Company or a "workout" of the Obligations. Notwithstanding any provisions herein to the contrary, the obligations of the Company under this Paragraph 7(g) shall be effective and enforceable whether or not any Loan is advanced by any Lender hereunder and shall survive payment of all other Obligations.

               7(h)  Loan Documents.  Comply with and observe all terms and
                     --------------
conditions of the Loan Documents.

               7(i)  Insurance.  And shall cause each of its Subsidiaries to,
                     ---------
obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA or FHLMC guidelines, and furnish the Administrative Agent on request full information as to all such insurance.

               7(j)  Tax Refund.  Contribute any tax refund received by the
                     ----------
Company in each fiscal year towards the capital of the Company.

          8.   Negative Covenants.  The Company hereby covenants and agrees with
               ------------------
the Administrative Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Company shall not at any time, directly or indirectly:

               8(a)  Liens.  And shall not permit any of its Subsidiaries to,
                     -----
create, incur, assume or suffer to exist any Lien upon the Collateral or the Pledged Collateral except as contemplated by the Security Agreement and the Pledge Agreement, respectively, or create, incur, assume or suffer to exist any Lien upon any of its other property and assets (including servicing rights) except:

                     (1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided that the Company or such Subsidiary shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                     (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money) or leases or for purposes of like general nature in the ordinary course of the Company's or such Subsidiary's business;

                     (3) Purchase money security interests for property (except Mortgage Loans) hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall affect any servicing rights or extend to any property other than the property acquired;

                     (4) Liens securing the "Obligations" under (and as that term is defined in) the Warehousing Agreement; and

                     (5) Liens securing Permitted Other Secured Debt.

               8(b)  Indebtedness.  And shall not permit any of its Subsidiaries
                     ------------
to, create, incur, assume or suffer to exist, or otherwise become or be liable in respect of, any Indebtedness except:

                     (1) The Obligations and the "Obligations" under (and as defined in) the Warehousing Agreement;

                     (2) Indebtedness reflected in the financial statements referred to in Paragraph 6(a) above;

                     (3) Trade debt incurred in the ordinary course of business, paid within forty-five (45) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Administrative Agent for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Company;

                     (4) Indebtedness secured by Liens permitted under Paragraph 8(a) above; and

                     (5) Permitted Other Debt.

               8(c)  Mandatory Commitments.  Hold Take-Out Commitments and Hedge
                     ---------------------
Contracts in less than an aggregate amount necessary to provide for the sale and/or coverage of one hundred percent (100%) of all closed Mortgage Loans owned by the Company and held for sale.

               8(d)  Consolidation and Merger.  And shall not permit any of its
                     ------------------------
Subsidiaries to:

                     (1) Liquidate or dissolve or enter into any consolidation or merger except, so long as both before and after the consummation thereof there shall not exist an Event of Default or Potential Default: (i) consolidations or mergers of a Subsidiary into the Company, with the Company being the surviving corporation, and (ii) the merger of Headlands Mortgage LLC into HMSI, with HMSI being the surviving corporation; or

                     (2) Enter into any partnership, joint venture, syndicate or other combination which involves a material amount of the assets of, or could have a material effect on the business, operation, property or financial or other condition of, the Company or such Subsidiary.

               8(e)  Acquisitions.  And shall not permit any of its Subsidiaries
                     ------------
to, purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person, other than in the normal course of business for mortgage banking companies (it being expressly agreed and understood that the acquisition of servicing is a normal course of business activity).

               8(f)  Payment of Dividends.  (1) Declare or pay any dividends
                     --------------------
upon any shares of the Company's stock now or hereafter outstanding, except dividends payable in the capital stock of the Company, or (2) make any distribution of assets to its stockholders as such, whether in cash, property or securities, or (3) set aside any of its property for the purpose of doing any of the foregoing; provided, however, that the Company may pay dividends (i) if the Company maintains its status as a Subchapter S Corporation under the Code, for the purpose of payment of shareholder level taxes then due and payable in amounts no greater than necessary to allow each of its shareholders to pay his, her or its actual tax liabilities attributable to the inclusion of income of the Company in such shareholder's taxable income as set forth in his, her or its annual tax returns, and provided that the Company shall on a timely basis supply on request of the Administrative Agent or any Lender evidence demonstrating that
(x) the amount of any such dividend does not exceed such actual tax liabilities and (y) the proceeds of any such dividend will be applied exclusively to the payment of such actual tax liabilities, and (ii) during any fiscal year of the Company, additional dividends and distributions in an aggregate amount not to exceed twenty percent (20%) of Pre-Tax Income of the Company for such fiscal year (calculated on a quarterly basis); and provided further, that no dividend payment otherwise permitted pursuant to subparagraph (i) or (ii) above shall be made if, immediately before or after giving effect to any such dividend payment, any Event of Default or Potential Default exists or would exist.

               8(g)  Purchase or Retirement of Stock.  Acquire, purchase, redeem
                     -------------------------------
or retire any shares of its capital stock now or hereafter outstanding.

               8(h)  Investments; Advances.  And shall not permit any of its
                     ---------------------
Subsidiaries to, make or commit to make any advance, loan or extension of credit (other than Mortgage Loans made in the ordinary course of the Company's business) or capital contribution to, or purchase any stocks, bonds, notes, debentures or other securities of, or make any other investment in, any Person; provided, however, that the Company and its Subsidiaries may make or maintain Permitted Investments.

               8(i)  Sale of Assets.  And shall not permit any of its
                     --------------
Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its assets which are material (individually or in the aggregate) (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage-

Backed Securities and Mortgage Loans with or without servicing released and of mortgage servicing rights is in the ordinary course of business).

               8(j)  Liabilities to Net Worth Ratio.  Permit its consolidated
                     ------------------------------
ratio at any date of (1) Total Liabilities to Effective Net Worth to be more than 20.0:1.0, or (2) Total Liabilities to Adjusted Tangible Net Worth to be more than 8.0:1.0.

               8(k)  Minimum Net Worth.  Permit at any date its consolidated:
                     -----------------
(1) Effective Net Worth be less than $12,000,000.00; or (2) Adjusted Tangible Net Worth to be less than $46,100,000.00.

               8(l)  Servicing Portfolio.  Permit:
                     -------------------

                     (1) The aggregate outstanding principal balance of the Company's Eligible Servicing Portfolio, minus the aggregate outstanding principal balance of the Company's Encumbered Eligible Servicing Portfolio, to be less than $1,000,000,000.00, or

                     (2) The aggregate outstanding principal amount of Mortgage Loans which the Company services for, and has a direct obligation to repurchase from, the applicable investor pursuant to a recourse arrangement to exceed $10,000,000.00.

               8(m)  Current Ratio.  Permit its consolidated Current Ratio at
                     -------------
any date to be less than 1.03:1.0.

               8(n)  Maximum Total Liabilities.  Permit its consolidated Total
                     -------------------------
Liabilities at any date to exceed the sum of: (1) one hundred percent (100%) of Cash and/or cash equivalents (excluding restricted cash), plus (2) ninety-eight percent (98%) of the outstanding principal balance of all "Eligible Mortgage Loans" other than "Eligible HELOC Assets" (as those terms are defined in the Warehousing Agreement), plus (3) ninety-five percent (95%) of the outstanding principal balance of all "Eligible HELOC Assets," plus (4) eighty percent (80%) of: (i) the outstanding principal balance of all Mortgage Loans excluded from the definition of "Eligible Mortgage Loan" under the Warehousing Agreement, and
(ii) REO net of reserves, plus (5) eighty percent (80%) of its current advances and receivables, plus (6) the lesser of: (i) seventy percent (70%) multiplied by the Quoted Market Value of the Eligible Servicing Portfolio, and (ii) one percent (1%) of the outstanding principal balance of the Eligible Servicing Portfolio, plus (7) seventy percent (70%) of all REMIC-related Mortgage-Backed Securities held for sale and marked to market quarterly (as shown on the Company's financial statements), plus (8) fifty percent (50%) of the sum of:
(i) all other securities held for investment (net of reserves), and (ii) excess servicing (as shown on the Company's financial statements).

               8(o)  Debt Service Cash Flow Coverage Ratio.  Permit its
                     -------------------------------------
consolidated Debt Service Cash Flow Coverage Ratio at any date after the Conversion Date to be less than 1.3:1.0.

               8(p)  Limitation on Other Business.  And shall not permit any of
                     ----------------------------
its Subsidiaries to, engage in any business other than mortgage banking and activities directly related thereto, or engage in the business of developing any real property.

          9.   Events of Default.  Upon the occurrence of any of the following
               -----------------
events (an "Event of Default"):

               9(a) The Company shall fail to pay any Obligation (including but not limited to any prepayment required pursuant to Paragraph 3(f) above) on the date when due; or

               9(b) Any representation or warranty made or deemed made by the Company in any Loan Document or in connection with any Loan Document shall be inaccurate or incomplete in any respect on or as of the date made or deemed made; or

               9(c) The Company shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraph 8 above or in the Security Agreement or the Pledge Agreement; or

               9(d) The Company shall fail to observe or perform any other term or provision contained in the Loan Documents and such failure shall continue for thirty (30) days after the earlier to occur of (i) receipt by the Company of written notice of such failure, and (ii) the date the Company obtains knowledge of such failure; or

               9(e) The Company or any of its Subsidiaries shall default in any payment of principal of or interest on any Indebtedness (other than the Obligations), or any other event shall occur, the effect of which other event is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

               9(f) (1) The Company or any of its Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clause (1),
(2) or (3) above; or (5) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

               9(g) (1) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or nor waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed (or a trustee shall be appointed) to administer, or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to
Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or any of its ERISA Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company or any of its ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or any of its ERISA Affiliates; or

               9(h) One or more judgments or decrees in an aggregate amount in excess of $50,000.00 shall be entered against the Company or any of its Subsidiaries and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or

               9(i) Peter Paul and Dennis Hart shall collectively cease to own at least fifty-one percent (51%) of the outstanding shares of capital stock of the Company; or

               9(j) There shall occur a material adverse change in the business, operations, assets or financial or other conditions of the Company or the Company and its Subsidiaries taken as a whole from the condition thereof at the Effective Date; or

               9(k) Any Person who is the holder of Subordinated Debt shall fail to perform such Person's obligations under or shall cease to comply with the terms of the subordination agreement covering such Subordinated Debt, or such Person shall attempt to terminate, rescind or revoke any such subordination agreement;

          THEN, automatically upon the occurrence of an Event of Default under Paragraph 9(f) above, and in all other cases, at the option of the Majority Lenders, the obligation of the Lenders to make Loans hereunder shall terminate and/or the principal balance of outstanding Loans and interest accrued but unpaid thereon and all other Obligations shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company.

          10.  The Agents.
               ----------

               10(a) Appointment.  Each Lender hereby irrevocably designates and
                     -----------
appoints the Administrative Agent and the Collateral Agent (jointly and severally, the "Agents" or, individually, an "Agent") as the agent of such Lender under the Loan Documents and each Lender hereby irrevocably authorizes each Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, no Agent shall have any duties or responsibilities except those expressly set forth in the Loan Documents or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against any Agent. The Company shall pay to each Agent such fees as each Agent and the Company may from time to time agree in writing.

               10(b) Delegation of Duties.  Each Agent may execute any of its
                     --------------------
duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

               10(c) Exculpatory Provisions.  No Agent nor any of its officers,
                     ----------------------
directors, employees, agents, attorneys-in-fact or affiliates shall be (1) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (2) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or for any failure of the Company to perform its obligations thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents or to inspect the properties, books or records of the Company.

               10(d) Reliance.  Each Agent shall be entitled to rely, and shall
                     --------
be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or telephone call or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by such Agent.
Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes until notified of an assignment pursuant to Paragraph 11(h) below. As to the Lenders: (1) each Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Majority Lenders or all of the Lenders, as appropriate, or it shall first be indemnified to its satisfaction by the Lenders ratably in accordance with their respective Percentage Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (except for liabilities and expenses resulting from such Agent's gross negligence or willful misconduct), and (2) each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Majority Lenders or all of the Lenders, as appropriate, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

               10(e) Notice of Default.  No Agent shall be deemed to have
                     -----------------
knowledge or notice of the occurrence of any Potential Default or Event of Default unless such Agent has received notice from a Lender or the Company referring to the Loan Documents, describing such Potential Default or Event of Default and stating that such notice is a "notice of default." In the event that any Agent receives such a notice, such Agent shall give notice thereof to the Lenders and the other Agent. Each Agent shall take such action with respect to such Potential Default or Event of Default as shall be reasonably directed by the Majority Lenders or all Lenders, as applicable; provided that, unless and until an Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

               10(f) Independent Decisions.  Each Lender expressly acknowledges
                     ---------------------
that neither of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by either Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon either of the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon either Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent under the Loan Documents, neither Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

               10(g) Indemnification.  The Lenders agree to indemnify each Agent
                     ---------------
in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to the respective amounts of their Percentage Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including, without limitation, attorneys fees) of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Loan Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent's gross negligence or willful misconduct. The provisions hereof shall survive the termination of this Agreement and the payment of the Obligations.

               10(h) Agents in Their Individual Capacities.  Each Agent and its
                     -------------------------------------
Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company as though such Agent were not an Agent hereunder. With respect to Loans made or renewed by them and any Note issued to them, the Agents shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though they were not Agents hereunder and the terms "Lender" and "Lenders" shall include the Agents in their respective individual capacities if applicable.

               10(i) Successor Agents. Either Agent may resign as an Agent under
                     ----------------
the Loan Documents upon ninety (90) days' notice to the Lenders, the Company and the other Agent, and the Administrative Agent agrees that it will so resign in the event it ceases to hold any share of the Obligations. In addition, the Majority Lenders may, for cause, effective upon not less than ninety (90) days' notice to the Lenders, each Agent and the Company, remove and discharge either Agent from the performance of such Agent's duties under this Agreement and/or the Security Agreement. If any Agent shall resign or be removed, then within said ninety-day notice period the Majority Lenders shall appoint from among the Lenders a successor agent or if the Majority Lenders are unable to agree on the appointment of a successor agent, the applicable Agent shall appoint a successor agent for the Lenders (which successor agent, assuming that there does not exist a Potential Default or Event of Default, shall be reasonably acceptable to the Company), whereupon such successor agent shall succeed to the rights, powers and duties of the applicable Agent and the term "Administrative Agent" or "Collateral Agent" shall mean such successor agent, as applicable, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the other Loan Documents or successors thereto. After any Agent's resignation or removal hereunder, the provisions of this Paragraph 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under the Loan Documents.

          11.  Miscellaneous Provisions.
               ------------------------

               11(a) No Assignment. The Company may not assign its rights or
                     -------------
obligations under this Agreement and/or the other Loan Documents without the prior written consent of one hundred percent (100%) of the Administrative Agent and the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

               11(b)     Amendment.  This Agreement and the other Loan Documents
                         ---------
may not be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders, the Administrative Agent and the Company; provided, however, that without the prior written consent of one hundred percent (100%) of the Lenders, the Administrative Agent and the Company, no amendment or waiver shall: (1) waive or amend any term or provision of Paragraph 8(f), 8(j), 8(k), 8(l), 8(m), 8(n) or 8(o) above,
(2) reduce the principal of, or rate of interest on, the Loans or fees, (3) except as expressly contemplated by Paragraphs 11(h) and 11(k) below, modify the Revolving Loan Credit Limit, the Conversion Term Loan Credit Limit or the Maximum Commitment of any Lender, (4) modify the definition of "Majority Lenders", (5) extend or waive any scheduled payment date for any principal, interest or fees, or the Conversion Date, (6) amend this Paragraph 11(b), or (7) amend any provision of the Loan Documents which by its terms requires the consent or approval of one hundred percent (100%) of the Lenders; provided, further, that without the prior written consent of one hundred percent (100%) of the Lenders, the Administrative Agent, the Collateral Agent and the Company, no amendment or waiver shall amend or waive the definition of "Collateral Value of the Borrowing Base." It is expressly agreed and understood that the failure by the required Lenders to elect to accelerate amounts outstanding hereunder and/or to terminate the obligation of the Lenders to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

               11(c)     Cumulative Rights; No Waiver.  The rights, powers and
                         ----------------------------
remedies of the Lenders under the Loan Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among the Company and the Lenders relating hereto, at law, in equity or otherwise.
Any delay or failure by the Administrative Agent, the Collateral Agent or the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof and no single or partial exercise by the Administrative Agent, the Collateral Agent or the Lenders of any right, power or remedy shall preclude any other or further exercise thereof or any exercise of any other rights, powers or remedies.

               11(d)     Entire Agreement.  The Loan Documents and the documents
                         ----------------
and agreements referred to therein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

               11(e)     Survival.  All representations, warranties, covenants
                         --------
and agreements herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

               11(f)     Notices.  All notices given by any party to the others
                         -------
shall be in writing unless otherwise provided for herein, delivered personally or by depositing the same for delivery on the following Business Day, charges prepaid, addressed to such party at the address set forth on Schedule I hereto,
                                                             ----------
or by telefacsimile (and except for Loan Requests, to be confirmed by mailed copy). Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if deposited for overnight delivery, on the Business Day following the date mailed.

               11(g)     Governing Law.  This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the State of California.

               11(h)     Assignment; Addition of New Lender.
                         ----------------------------------

                         (1) The Company or any Lender may at any time propose that one or more commercial banks each of which is organized under the laws of the United States or any State thereof or organized under the laws of any other country, or a political subdivision thereof (provided that such foreign bank is acting through a branch or agency located in the United States, or is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country), is regularly engaged in the business of mortgage warehouse lending, has capital and surplus of at least $300,000,000.00, and is acceptable to the existing Lenders (each, an "Applicant Financial Institution") become an additional Lender hereunder. At such time, the Company or such Lender, as applicable, shall notify the other parties hereto, including the Administrative Agent, of such Applicant Financial Institution's proposed Maximum Commitment (which must be not less than $2,000,000.00). The addition of any Applicant Financial Institution shall be subject to:

                               (i)    The prior written consent of the
          Administrative Agent (and if such Applicant Financial Institution is proposed for inclusion as a Lender hereunder by a Lender, the prior written consent of the Company), which consents shall not be unreasonably withheld or delayed and which, if given, shall be given in writing by the Administrative Agent (and, if applicable, the Company) to the other Lenders no later than the tenth day following receipt by the Administrative Agent (and, if applicable, the Company) of a written request for the inclusion of such Applicant Financial Institution as a Lender hereunder;

                               (ii) If such Applicant Financial Institution will be acquiring a portion of an existing Lender's Maximum Commitment by way of an assignment from such existing Lender, such existing Lender holding a Maximum Commitment of not less than $2,000,000.00 following the consummation of the contemplated assignment; and

                               (iii)  Delivery of each of the items and the
          occurrence of each of the events described in subparagraph (2) below.

                         (2) Assuming delivery of any consents required pursuant to subparagraph (1)(i) above, the Administrative Agent and the Company shall mutually agree on the Adjustment Date on which such Applicant Financial Institution shall become a party hereto and a Lender hereunder. On such Adjustment Date:

                               (i)    The Company shall deliver to the
          Administrative Agent and each of the Lenders a schedule to be effective from such Adjustment Date, with such schedule to reflect the Lenders' respective Maximum Commitments and Percentage Shares.

                               (ii) Such Applicant Financial Institution shall pay to the Administrative Agent, no later than 12:00 noon (Los Angeles time), an amount equal to such Applicant Financial Institution's Percentage Share of Loans outstanding to be funded on such Adjustment Date, as applicable. The Administrative Agent shall thereupon remit to the Lenders their respective shares of such funds, as applicable. Following such Adjustment Date, fees and interest accrued on Loans to but not including such Adjustment Date shall be payable to the Lenders in accordance with their respective Percentage Shares prior to such Adjustment Date before giving effect to the readjustment thereof pursuant to the schedule provided by the Company on such Adjustment Date.

                               (iii) The Administrative Agent, the Company and such Applicant Financial Institution shall execute and deliver an agreement in the form of that attached hereto as Exhibit H (an
                                                           ---------
          "Additional Lender Agreement"), which agreement shall constitute an amendment to this Agreement to the extent necessary to reflect the inclusion of such Applicant Financial Institution as a Lender hereunder. In addition, if in connection with the inclusion of such Applicant Financial Institution as a Lender hereunder, the Revolving Loan Credit Limit will be increased, the parties hereto will execute any additional amendments to the Loan Documents as the Administrative Agent reasonably requests to reflect such increase.

                               (iv) The Company shall execute and deliver a new Note to such Applicant Financial Institution.

                               (v)    Subject to the requirements described
          above, such Applicant Financial Institution shall become a party hereto and a Lender hereunder and shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and under the other Loan Documents and shall be subject to all obligations of a Lender hereunder and under the other Loan Documents.

                               (vi) The Applicant Financial Institution shall pay to the Administrative Agent a registration fee of $2,500.00 (said fee covering the admission of the Applicant Financial Institution into this Agreement).

               11(i)     Sub-Participations by Lenders.  Any Lender may at any
                         -----------------------------
time sell to one or more Persons (each of such Persons being herein called a "Participant") participating interests in any of the Obligations held by such Lender and its commitments hereunder; provided, however, that:

                     (1) No participation contemplated by this Paragraph 11(i) shall relieve such Lender from its obligations hereunder or under any other Loan Document;

                     (2) Such Lender shall remain solely responsible for the performance of such obligations and such Lender shall grant no voting rights to any Participant other than as to matters which require the approval of one hundred percent (100%) of the Lenders pursuant to Paragraph 11(b) above; and

                     (3) The Company, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents; provided, however, that the Company acknowledges and agrees that each Participant shall be considered a Lender for purposes of Paragraphs 2(c), 2(d), 2(e) and 3(m) above.

               11(j) Federal Reserve Bank. Notwithstanding the provisions of
                     --------------------
Paragraphs 11(h) and 11(i) above, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank.

               11(k) Increases in Availability.
                     -------------------------

                     (1) From time to time the Company and any Lender (an "Increasing Lender") may agree, with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, to permanently or temporarily increase such Increasing Lender's Maximum Commitment, the dollar amount of any such increase being subject to the limitations specified in the defined term "Revolving Loan Credit Limit". Any such increase shall be in the minimum dollar amount of, with respect to such Lender's Maximum Commitment, $1,000,000.00 and integral multiples of $1,000,000.00 in excess thereof. The Company, the Administrative Agent and the Increasing Lender shall agree upon the Adjustment Date for such increase and if such increase is a temporary rather than permanent increase, the date on which said increase shall terminate (the "Temporary Increase Termination Date").

                     (2) On the Adjustment Date for any increase in availability provided by an Increasing Lender and as a condition precedent thereto, the Company shall pay to the Administrative Agent for the benefit of such Increasing Lender the full amount of any fees due in respect of such increase, which fees shall be pro rated based upon the actual days from such Adjustment Date to the Conversion Date or the Temporary Increase Termination Date, as the case may be, and shall deliver to the Administrative Agent and each Lender a schedule specifying the Maximum Commitment and Percentage Share for each of the Lenders from such Adjustment Date. Any reallocation of Loans outstanding on such Adjustment Date necessitated by an increase in an Increasing Lender's Maximum Commitment shall be effected on and as of such

     Adjustment Date by the purchase and sale among the Lenders of the Obligations outstanding on such date.

                         (3) If said increase was a temporary rather than permanent increase, on the Temporary Increase Termination Date the aggregate amount of such Increasing Lender's Percentage Share of Loans outstanding in excess of its respective Maximum Commitment shall, if but only if at such Temporary Increase Termination Date there does not exist an Event of Default, be payable in full. If at such Temporary Increase Termination Date there exists an Event of Default, the temporary increase of the Increasing Lender shall continue in effect and, unless otherwise agreed by one hundred percent (100%) of the Lenders, shall be treated thereafter as a permanent increase in said Increasing Lender's Maximum Commitment.

               11(l)     Counterparts.  This Agreement and the other Loan
                         ------------
Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

               11(m)     Setoff; Sharing of Payments.  Except as expressly
                         ---------------------------
provided in Paragraph 3(k) above, if any Lender shall receive and retain any payment, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations in excess of such Lender's Percentage Share thereof, then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Lender agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations held by such Lender, and only then to any other Indebtedness of the Company to such Lender; provided, however, that to the extent any Lender has a right of set-off, counterclaim or bankers' lien which arises specifically out of a relationship of such Lender with the Company which is not related to the Obligation (including the relationship under the Warehousing Agreement), such rights may be exercised first against any Indebtedness owing to such Lender arising out of such relationship and then against the Obligations held by such Lender.

               11(n)     Indemnification by the Company.
                         ------------------------------

                         (1) In addition to the payment of expenses pursuant to Paragraph 7(g) above, whether or not the transactions contemplated hereby shall be consummated, the Company agrees to pay, and indemnify and hold harmless the Administrative Agent, the Collateral Agent and each Lender and any holder of any of the Obligations, and the shareholders, officers, directors, employees and agents of the Administrative Agent, the Collateral Agent, the Lenders and such holders (individually, an "Indemnitee" and collectively, the "Indemnitees") from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnitee in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitee, in any manner relating to or arising out of (i) the use or intended use of the proceeds of Loans hereunder, or (ii) any of the Loan Documents or the transactions contemplated by the Loan Documents, (iii) any funding or proposed funding, or arrangements to obtain funding, made available or proposed to have been made available, to the Company, or (iv) any action taken or omitted to be taken by any such Indemnitee pursuant to the Loan Documents (collectively, the "Losses"); provided, however, that the Company shall not be liable for any Losses resulting directly from the gross negligence or willful misconduct of the applicable Indemnitee. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this subparagraph is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

                         (2) In the event that any Indemnitee asserts any Losses against the Company, such Indemnitee shall submit a proof of claim to the Company, and the Company shall promptly pay the full amount of such Losses in immediately available funds, or if such Losses have not yet been paid by such Indemnitee, such Indemnitee and the Company shall follow the procedures set forth in the next succeeding sentences of this subparagraph
     (2). If there is asserted any claim, liability or obligation that in the judgment of an Indemnitee may give rise to any Losses or if such Indemnitee determines the existence of the foregoing, whether or not the same shall have been asserted, such Indemnitee shall give the Company notice within thirty (30) Business Days in each case, of the assertion of any such claim, liability or obligation, or of receipt of notice of the filing or of any lawsuit based upon such assertion, or, with respect to a claim not yet asserted against such Indemnitee, of the determination by an executive officer of such Indemnitee of the existence of the same, and shall give Company a reasonable opportunity of assuming the defense of such claim, liability or obligation, using counsel acceptable to such Indemnitee; provided, however, that such Indemnitee shall have the right to participate in such defense, and to retain separate counsel. Failure by any Indemnitee to give timely notice pursuant to this subparagraph shall not relieve the Company of its obligations hereunder, except to the extent that the Company is actually prejudiced by such failure to give timely notice. No settlement or adjustment shall be made without the applicable Indemnitee's prior written consent, which consent will not be unreasonably withheld. If the Company fails to contest in good faith any such claim, liability or obligation, the applicable Indemnitee shall have the right to defend, settle or pay the same and pursue its remedies against the Company hereunder. Each Indemnitee shall cooperate with the Company in any such defense which the Company elects to assume in the event the Company makes such request to such Indemnitee and such request is reasonable, provided the Company will hold such Indemnitee harmless from all its out-of-pocket expenses, including attorneys' fees, incurred in connection with such cooperation.

                         (3) The provisions of this Paragraph 11(n) shall survive the termination of this Agreement and payment of all other Obligations. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this Paragraph 11(n) is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

               11(o)     Confidentiality.  Each of the Administrative Agent and
                         ---------------
each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company (or by the Administrative Agent on the Company's behalf) in connection with the Loan Documents. The Administrative Agent or any Lender may disclose such information: (1) at the request of any Governmental Authority or in connection with an examination of the Administrative Agent or such Lender by any such Governmental Authority, (2) pursuant to subpoena or other court process, (3) when required to do so in accordance with the provisions of any Requirements of Law, (4) to the Administrative Agent's or such Lender's internal or independent auditors, counsel and other professional advisors, (5) if such information has become public other than through disclosure by the Administrative Agent or any Lender, (6) in connection with any litigation involving the Administrative Agent or any Lender, and (7) to any Affiliate of the Administrative Agent or such Lender. Notwithstanding the foregoing, the Company authorizes the Administrative Agent and each Lender to disclose to any Applicant Financial Institution or prospective or actual Participant such financial and other information in its possession (x) which has been delivered to the Administrative Agent and/or the Lenders pursuant to the Loan Documents or which has been delivered to any such Person by the Company prior to entering into the Loan Documents or (y) which is reasonably necessary to effectuate the purposes of this Agreement.

          12.  Definitions.  For purposes of the Loan Documents, the terms set
               -----------
forth below shall have the following meanings:

          "Acceptable State" shall mean any state listed on a schedule of
           ----------------
"Acceptable States" mutually agreed by the Company and the Administrative Agent, with the consent of the "Majority Lenders" under the Warehousing Agreement, from time to time.

          "Additional Lender Agreement" shall have the meaning given such term
           ---------------------------
in Paragraph 11(h)(2)(iii) above.

          "Adjusted Tangible Net Worth" shall mean, at any date:
           ---------------------------

               (a)  Effective Net Worth; plus

               (b) The lesser of (i) one percent (1.00%) of the Eligible Servicing Portfolio and (ii) the Quoted Market Value of the Eligible Servicing Portfolio; minus

               (c) All assets which would be classified as intangible assets under GAAP, including, without limitation, purchased and capitalized value of servicing rights, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, service marks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs).

          "Adjustment Date" shall mean, with respect to the assignment of
           ---------------
Obligations by any Lender, or the addition of an Applicant Financial Institution as a Lender hereunder pursuant to Paragraph 11(h) above, or the increase in availability by an Increasing Lender pursuant to Paragraph 11(k) above, the effective date thereof.

          "Administrative Agent" shall have the meaning given such term in the
           --------------------
introductory paragraph hereof.

          "Affiliate" shall mean, as to any Person, any other Person directly or
           ---------
indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means the power to direct the management and policies of such Person.

          "Agent" shall have the meaning given such term in Paragraph 10(a)
           -----
above.

          "Agreement" shall mean this Agreement, as the same may be amended,
           ---------
extended or replaced from time to time.

          "Applicable Eurodollar Rate" shall mean, with respect to any
           --------------------------
Eurodollar Loan for the Eurodollar Interest Period applicable to such Eurodollar Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/16 of one percent (.06250%)) calculated in accordance with the following formula:

                                 ER             +ES
                              -----
          Eurodollar Rate =   1 - ERP

where

          ER  =  Eurodollar Rate
          ERP =  Eurodollar Reserve Percentage
          ES  =  Eurodollar Spread

          "Applicable Federal Funds Rate" shall mean the Federal Funds Funding
           -----------------------------
Rate plus the Federal Funds Pricing Spread.

          "Applicant Financial Institution" shall have the meaning given such
           -------------------------------
term in Paragraph 11(h)(1) above.

          "Approved Investor" shall mean FNMA, FHLMC, GNMA or any other Person
           -----------------
pre-approved in writing (which pre-approval may be limited in dollar amount, by type and otherwise) pursuant to the Warehousing Agreement.

          "Approved Private Investor" shall mean a bankruptcy-remote entity
           -------------------------
formed by or on behalf of the Company to acquire Mortgage Loans from the Company in connection with the securitization thereof, which entity is set forth in Exhibit L hereto or has been pre-approved in writing by one hundred percent (100%) of the Lenders and any bank or trust company acting as trustee in any such securitization.

          "Approved Repo Lender" shall mean any Approved Investor or any other
           --------------------
Person pre-approved in writing pursuant to the Warehousing Agreement.

          "Assigned Servicing Contract" shall mean a servicing contract between
           ---------------------------
FNMA and the Company, FHLMC and the Company or an Approved Private Investor and the Company (including in each case all manuals, guides, laws, rules and regulations incorporated by reference or otherwise governing the terms of the relationship thereunder between the Company and FNMA, the Company and FHLMC or the Company and such Approved Private Investor, as applicable), as to which each of the following is accurate and complete (and the Company by including such servicing contract as part of the Encumbered Eligible Servicing Portfolio in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

               (a) Said servicing contract provides for the servicing by the Company of Mortgage Loans owned by FNMA, FHLMC or an Approved Private Investor, as applicable, and/or the servicing by the Company of Mortgage Loans in pools underlying Mortgage-Backed Securities (including, without limitation, participation certificates) issued by FNMA, FHLMC or such Approved Private Investor, as applicable, that represent interests in such pools;

               (b) Said servicing contract is in full force and effect, is genuine in all respects as appearing on its face or as represented in the books and records of the Company, is free of any default of the Company and of counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation or law or otherwise, and there does not exist any fact or circumstance that would entitle FNMA, FHLMC or the Approved Private Investor party thereto, as applicable, to suspend or terminate said servicing contract with cause;

               (c) The assignment by the Company of its rights under said servicing contract as Collateral for the Obligations, consistent with the requirements of the Loan Documents, will not violate any Requirement of Law, the effect of which violation is to render void or voidable such assignment or to permit the suspension or termination of the rights of the Company under said servicing contract, and FNMA, FHLMC and/or the Approved Private Investor, as the case may be, has consented to the assignment of the applicable servicing contract pursuant to a Required Investor Consent;

               (d) The servicing obligations under said servicing contract are being performed, on a non-recourse basis, directly by the Company, or by a subservicer approved by the Majority Lenders;

               (e) The Mortgage Loans being serviced under said servicing contract, to the extent included as part of the Encumbered Eligible Servicing Portfolio in any computation of the Collateral Value of the Borrowing Base, are not home equity loans, are not owned by the Company or, except in the case of Approved Private Investors, any Affiliate of the Company, and are all first priority Mortgage Loans;

               (f) Said servicing contract is not subject to any Liens except the Lien of the Security Agreement, which Lien is a first priority perfected Lien in favor of the Lenders; and

               (g) Said servicing contract, and the Mortgage Loans and pools of Mortgage Loans subject thereto, have been accurately described on a schedule to the Security Agreement.

          "Assigned Servicing Rights" shall mean all now existing and hereafter
           -------------------------
arising rights of the Company to service, collect and administer Mortgage Loans under the Assigned Servicing Contracts (whether directly or as assignee of the rights of the original servicer thereunder).

          "Book Net Worth" shall mean at any date consolidated net worth of the
           --------------
Company and its Subsidiaries determined in accordance with GAAP.

          "Borrowing Base" shall mean at any date all Assigned Servicing Rights
           --------------
of Assigned Servicing Contracts included in the Encumbered Servicing Portfolio in which the Collateral Agent for the benefit of the Lenders holds a first priority perfected security interest under the Security Agreement as collateral security for the Obligations.

          "Borrowing Base Certificate" shall mean a certificate in the form of
           --------------------------
that attached hereto as Exhibit I.
                        ---------

          "Business Day" shall mean any day other than a Saturday, a Sunday or a
           ------------
day on which banks in Los Angeles, California, Chicago, Illinois, or New York, New York are authorized or obligated to close their regular banking business.

          "Buy-Down Deposits" shall mean, with respect to any calendar month,
           -----------------
the average daily amount of free collected balances maintained in non-interest bearing accounts in the name of the Company (or held by the Company in trust for third parties) with a Lender (after deducting float and balances required by such Lender under its normal practices to compensate such Lender for the maintenance of such accounts and taking into consideration reserve requirements (including but not limited to any FDIC premium) applicable to such accounts) and which balances are not included in determining "Buy-Down Deposits" or other similar classification under any other credit arrangements between such Lender and the Company.

          "Buy-Down Letter" shall mean a letter agreement between the Company
           ---------------
and each Lender, individually, establishing the terms applicable to such Lender's agreement to make Loans hereunder at the Buy-Down Rate, including any applicable fees.

          "Buy-Down Rate" shall mean one and one-half of one percent (1.50%) per
           -------------
annum.

          "Buy-Down Rate Loan" shall mean a Loan made and/or maintained at the
           ------------------
Buy-Down Rate.

          "Cash" shall mean the dollar amount of "Cash" of the Company set forth
           ----
in the most recent balance sheet of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" shall have the meaning given such term in Paragraph 2 of
           ----------
the Security Agreement.

          "Collateral Agent" shall have the meaning given such term in the
           ----------------
introductory paragraph hereof, or such other Person which may be designated as such in accordance with the terms of the Security Agreement.

          "Collateral Value of the Borrowing Base" shall mean at any date:
           --------------------------------------

               (a) With respect to Assigned Servicing Rights under Assigned Servicing Contracts between the Company and FNMA or the Company and FHLMC, the lesser of:

                    (1) Seventy percent (70%) multiplied by the Quoted Market Value of such Assigned Servicing Rights; or

                    (2) Three-quarters of one percent (0.75%) multiplied by the aggregate outstanding principal balance of Mortgage Loans being serviced under such Assigned Servicing Rights on such date; and

               (b) With respect to Assigned Servicing Rights under Assigned Servicing Contracts between the Company and an Approved Private Investor, the least of:

                    (1) Sixty-five percent (65%) multiplied by the Quoted Market Value of such Assigned Servicing Rights;

                    (2) Seven-tenths of one percent (0.70%) multiplied by the aggregate outstanding principal balance of Mortgage Loans being serviced under such Assigned Servicing Rights on such date; or

                    (3) Forty percent (40%) of the Revolving Loan Credit Limit on such date.

          "Combined Percentage Shares" shall have the meaning given such term in
           --------------------------
Paragraph 2 of the Pledge Agreement.

          "Commonly Controlled Entity" of a Person shall mean a Person, whether
           --------------------------
or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Code.

          "Company" shall have the meaning given such term in the introductory
           -------
paragraph hereof.

          "Contractual Obligation" as to any Person shall mean any provision of
           ----------------------
any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Conversion Date" shall mean November 4, 1997.
           ---------------

          "Conversion Term Loan" shall have the meaning given such term in
           --------------------
Paragraph 1(b) above.

          "Conversion Term Loan Credit Limit" shall mean $8,000,000.00.
           ---------------------------------

          "Corporate Base Rate" shall mean a rate per annum equal to the
           -------------------
corporate base rate of interest publicly announced by FNBC from time to time, changing when and as said corporate base rate changes.

          "Current Ratio" shall mean at any date the ratio of current assets to
           -------------
current liabilities of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, however, that in determining the Company's current assets for purposes hereof, the aggregate outstanding principal amount of all loans and advances outstanding to officers and employees of the Company and its Subsidiaries shall be excluded.

          "Debt Service Cash Flow Coverage Ratio" shall mean at any date, as to
           -------------------------------------
the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, the net income after taxes minus all non-cash revenue items plus depreciation, amortization, rent expenses and interest expenses in connection with the Conversion Term Loan for the four consecutive immediately preceding calendar quarters, divided by the sum of rent expenses and the aggregate principal and interest amounts due under the Conversion Term Loan during the same period.

          "Effective Date" shall mean the date on which all of the conditions
           --------------
set forth in Paragraph 5(a) above are satisfied and the initial Loans shall be funded.

          "Effective Net Worth" shall mean at any date, as to the Company and
           -------------------
its Subsidiaries, (a) Book Net Worth (including the value of excess servicing net of reserves), minus (b) the aggregate outstanding principal amount of all loans and advances outstanding to officers and employees of the Company and its Subsidiaries, plus (c) the aggregate outstanding principal amount of all Subordinated Debt, minus (d) the capitalized value of the Company's servicing portfolio, minus (e) fifteen percent (15%) of the aggregate unpaid principal balance of all

Mortgage Loans held by the Company for long-term investment purposes, all determined on a consolidated basis in accordance with GAAP.

          "Eligible Servicing Portfolio" shall mean the Company's mortgage/trust
           ----------------------------
deed servicing portfolio, exclusive of the following: (a) any servicing of Mortgage Loans owned by the Company, (b) any servicing performed pursuant to subservicing arrangements (other than that technically styled as subservicing but performed under a contract directly between the Company and FNMA, FHLMC or the master servicer under a private mortgage-related security program), (c) any servicing of Mortgage Loans which the Company has a direct obligation to repurchase from the applicable investor pursuant to a recourse arrangement, (d) any servicing subject to any Lien (other than the Liens in favor of the Collateral Agent for the benefit of the Lenders under the Loan Documents), (e) any servicing of Mortgage Loans in foreclosure or the payments in respect of which are past due more than sixty (60) days, and (f) any servicing of Mortgage Loans which are not first priority Mortgage Loans and which have an aggregate outstanding principal balance in excess of $350,000,000.00.

          "Encumbered Eligible Servicing Portfolio" shall mean that portion of
           ---------------------------------------
the Eligible Servicing Portfolio consisting of all Assigned Servicing Rights under all Assigned Servicing Contracts pledged from time to time as collateral security hereunder or under the Security Agreement.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as the same may from time to time be supplemented or amended.

          "ERISA Affiliate" shall mean, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) that is a member of the group of which such Person is a member and which is treated as a single employer under Section 414 of the Code and the rules and regulations thereunder in effect from time to time.

          "Eurodollar Business Day" shall mean a Business Day on which
           -----------------------
commercial banks in London, England are open for domestic and international business.

          "Eurodollar Interest Period" shall mean with respect to any Eurodollar
           --------------------------
Loan, the period commencing on the date advanced and ending fourteen days, one month, two months or three months thereafter, as designated in the related Loan Request; provided, however, that (a) any Eurodollar Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Eurodollar Interest Period shall end on the immediately preceding Eurodollar Business Day; (b) any one-month, two-month or three-month Eurodollar Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Eurodollar Interest Period is to end shall, subject to the provisions of clause (a) above, end on the last day of such calendar month; and (c) no Eurodollar Interest Period shall extend beyond the Maturity Date.

          "Eurodollar Loans" shall mean Loans during such time as they are being
           ----------------
maintained at a rate of interest based upon the Eurodollar Rate.

          "Eurodollar Rate" shall mean: (a) with respect to any fourteen-day
           ---------------
Eurodollar Interest Period, the rate determined by the Administrative Agent as the rate at which deposits in immediately available U.S. dollars in an amount equal to the aggregate amount of Eurodollar Loans proposed to be subject to such rate having a maturity approximately equal to such Eurodollar Interest Period are offered by FNBC to first-class banks in the interbank market at or about 10:00 a.m. (Chicago time) two Eurodollar Business Days prior to the first day of such Eurodollar Interest Period, for delivery on the first day of such Eurodollar Interest Period, or (b) with respect to any one-month, two-month or three-month Eurodollar Interest Period, the rate at which deposits in immediately available U.S. dollars in an amount equal to the aggregate amount of Eurodollar Loans proposed to be subject to such rate and having a maturity approximately equal to such Eurodollar Interest Period are offered by FNBC to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Eurodollar Interest Period, for delivery on the first day of such Eurodollar Interest Period.

          "Eurodollar Reserve Percentage" shall mean for any day, that
           -----------------------------
percentage, expressed as a decimal, which is in effect on such day, as specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on eurocurrency liabilities.

          "Eurodollar Spread" shall mean one and one-half of one percent
           -----------------
(1.50%).

          "Event of Default" shall have the meaning set forth in Paragraph 9
           ----------------
above.

          "Existing Credit Agreement" shall have the meaning given such term in
           -------------------------
Recital A above.

          "Existing Security Agreement" shall have the meaning given such term
           ---------------------------
in Paragraph 4(a) above.

          "Fair Market Value" shall mean at any date with respect to any
           -----------------
Assigned Servicing Rights, the Quoted Market Value thereof; provided, however, if a Servicing Contract Report is not delivered as required hereby, the term "Fair Market Value" shall mean such market value, expressed as a percentage, as the Majority Lenders shall, in their reasonable judgment, establish.

          "Federal Funds Funding Rate" shall mean for any Federal Funds Rate
           --------------------------
Loan on any day such Federal Funds Rate Loan is outstanding, the rate per annum equal to the consensus (or if no consensus exists, the arithmetic average) of the rates at which reserves are offered by first-class banks to other first-class banks at approximately 10:00 a.m. (Chicago time) on such day (or if such day is not a Business Day, on the immediately preceding Business Day) on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

          "Federal Funds Pricing Spread" shall mean one and five-eighths of one
           ----------------------------
percent (1.625%).

          "Federal Funds Rate Loans" shall mean Loans during such time as they
           ------------------------
are being maintained at the Applicable Federal Funds Rate.

          "FHA" shall mean the Federal Housing Administration and any successor
           ---
agency.

          "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any
           -----
successor agency.

          "FNBC" shall have the meaning given such term in the introductory
           ----
paragraph hereof.

          "FNMA" shall mean the Federal National Mortgage Association and any
           ----
successor agency.

          "Funding Account" shall mean Account No. 5268192 maintained in the
           ---------------
Company's name alone with the Administrative Agent at its office at One First National Plaza, Chicago, Illinois 60670.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America in effect from time to time.

          "GNMA" shall mean the Government National Mortgage Association and any
           ----
successor agency.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Hedge Contract" shall mean a bona fide, existing contract to buy or
           --------------
sell an instrument on the futures market, the options market or the forward mortgage-backed securities market or an option or financial future purchased over the counter for future delivery of such instrument, each of the above issued in accordance with the requirements of a Hedging Program.

          "Hedging Program" shall mean a program for hedging interest rate risks
           ---------------
of the Company, which program shall provide, without limitation, that all Hedge Contracts will be placed with futures commission merchants or clearing houses, if applicable, with whom the Company has written, assignable agreements.

          "HMSI" shall mean Headlands Mortgage Securities, Inc., a Delaware
           ----
corporation.

          "HUD" shall mean the Department of Housing and Urban Development and
           ---
any successor thereto.

          "Increasing Lender" shall have the meaning given such term in
           -----------------
Paragraph 11(k) above.

          "Indebtedness" of any Person shall mean all items of indebtedness
           ------------
which, in accordance with GAAP and practices, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

          "Interim Date" shall mean July 31, 1997.
           ------------

          "Lender" shall have the meaning given such term in the introductory
           ------
paragraph hereof.

          "Lien" shall mean any security interest, mortgage, pledge, lien, claim
           ----
on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Loan" shall mean a Revolving Loan or the Conversion Term Loan, as
           ----
applicable, and "Loans" shall mean all such Loans, collectively and severally.
                 -----

          "Loan Documents" shall mean this Agreement, the Notes, the Security
           --------------
Agreement, the Pledge Agreement, and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

          "Loan Request" shall mean a request in form acceptable to the
           ------------
Administrative Agent for a Loan which is conveyed to the Administrative Agent by telephone or telefax from a duly authorized officer of the Company, with such request to be confirmed in writing upon the request of the Administrative Agent.

          "Majority Lenders" shall mean:  (a) prior to the occurrence of an
           ----------------
Event of Default and termination of the obligations of the Lenders to fund additional Loans hereunder, the Lenders holding not less than sixty-six and two-thirds percent (66.6666667%) of the Percentage Shares, and (b) thereafter, the Lenders holding not less than sixty-six and two-thirds percent (66.6666667%) of Loans outstanding.

          "Maximum Commitment" shall mean, with respect to any Lender, the
           ------------------
dollar amount set forth next to its signature below or as increased or decreased from time to time pursuant to the provisions of this Agreement and notified in writing to such Lender.

          "Mortgage-Backed Security" shall mean (a) any security (including,
           ------------------------
without limitation, a participation certificate) guaranteed by GNMA that represents an interest in a pool of mortgages, deeds of trusts or other instruments creating a Lien on Property which is improved by a completed single family residence, including but not limited to a condominium, planned unit development or townhouse, (b) a security (including a participation certificate) issued by FNMA or FHLMC that represent interests in such a pool, and (c) a privately-placed security representing undivided interests in or otherwise supported by such a pool.

          "Mortgage Loan" shall mean a residential real estate secured loan,
           -------------
including, without limitation: (a) a promissory note, any reformation thereof and related deed of trust (or mortgage) and/or security agreement; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Company to return premiums or payments with respect thereto; and (c) all right, title and interest of the Company in the Property covered by said deed of trust (or mortgage).

          "Multiemployer Plan" shall mean, as to the Company or any of its ERISA
           ------------------
Affiliates, a Plan of such Person which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

          "Notes" shall have the meaning given such term in Paragraph 3(c)
           -----
above.

          "Obligations" shall mean any and all debts, obligations and
           -----------
liabilities of the Company to the Administrative Agent, the Collateral Agent and the Lenders (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

          "Obligor" shall mean the Person or Persons obligated to pay the
           -------
Indebtedness which is the subject of a Mortgage Loan.

          "Operating Account" shall mean Account No. 5240204 maintained in the
           -----------------
Company's name alone with the Administrative Agent at its office at One First National Plaza, Chicago, Illinois 60670.

          "Participant" shall have the meaning given such term in Paragraph
           -----------
11(i) above.

          "Paul Subordinated Debt" shall mean that Indebtedness of the Company
           ----------------------
described in Paragraph 5 of the schedule of Permitted Other Debt.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

          "Percentage Share" shall mean, for any Lender at any date, that
           ----------------
percentage which (a) the dollar amount of such Lender's Maximum Commitment bears to (b) the Revolving Loan Credit Limit or the Conversion Loan Credit Limit, as applicable.

          "Permitted Investments" shall mean those investments of the Company
           ---------------------
described on Exhibit J attached hereto.
             ---------

          "Permitted Other Debt" shall mean that Indebtedness of the Company
           --------------------
described as "Permitted Other Debt" on Exhibit K attached hereto.
                                       ---------

          "Permitted Other Secured Debt" shall mean that Indebtedness which is
           ----------------------------
the subject of a Lien and described as "Permitted Other Secured Debt" on Exhibit
                                                                         -------
K attached hereto.
-

          "Person" shall mean any corporation, natural person, firm, joint
           ------
venture, limited liability company, partnership, trust, unincorporated organization or Governmental Authority.

          "Plan" shall mean, as to the Company or any of its ERISA Affiliates,
           ----
any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" shall have the meaning given such term in Paragraph
           ----------------
4(b) above.

          "Pledged Collateral" shall mean the collateral which is the subject of
           ------------------
the Pledge Agreement.

          "Potential Default" shall mean an event which but for the lapse of
           -----------------
time or the giving of notice, or both, would constitute an Event of Default.

          "Pre-Disbursement Account" shall mean DCS Clearing Account No. 247165
           ------------------------
maintained in the Administrative Agent's name with FNBC at its office at One First National Plaza, Chicago, Illinois 60670.

          "Pre-Tax Income" shall mean for any period the positive consolidated
           --------------
net income of the Company for such period, determined in accordance with the methodology described on Schedule II.

          "Prime Rate" shall mean a rate per annum equal to the prime rate of
           ----------
interest publicly announced by FNBC from time to time, changing when and as of the date said prime rate changes.

          "Prime Rate Loan" shall mean Loans during such time as they are made
           ---------------
and/or being maintained at a rate of interest based upon the Prime Rate.

          "Proceeds" shall mean whatever is receivable or received when
           --------
Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

          "Property" shall mean the real property, including the improvements
           --------
thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

          "Quoted Market Value" shall mean with respect to each of the Eligible
           -------------------
Servicing Portfolio and the Encumbered Eligible Servicing Portfolio, at any date, the value of such Eligible Servicing Portfolio or Encumbered Eligible Servicing Portfolio, as applicable, as determined by an independent consulting firm acceptable to the Administrative Agent and set forth in a Servicing Contract Report. If, at any time, the value of such Eligible Servicing Portfolio or Encumbered Eligible Servicing Portfolio, as applicable, is expressed in terms of a range of values, the Quoted Market Value thereof shall be equal to the weighted average of the values quoted.

          "Regulation U" shall mean Regulation U of the Board of Governors of
           ------------
the Federal Reserve System (12 C.F.R. (S) 221), as the same may from time to time be amended, supplemented or superseded.

          "Reportable Event" shall mean a reportable event as defined in Title
           ----------------
IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

          "Required Investor Consent" shall have the meaning given such term in
           -------------------------
Paragraph 4(a) above.

          "Requirements of Law" shall mean, as to any Person, the Articles or
           -------------------
Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Revolving Loan" shall have the meaning given such term in Paragraph
           --------------
1(a) above.

          "Revolving Loan Credit Limit" shall mean the sum of the Maximum
           ---------------------------
Commitments of all the Lenders, with the Revolving Loan Credit Limit on the Effective Date being $12,000,000.00; provided, however, that the Revolving Loan Credit Limit may be increased pursuant to Paragraph 11(h) or 11(k) above up to a maximum of $20,000,000.00 in the event any Lender or Lenders agree with the Company and the Administrative Agent to increase such Lender's or Lenders' Maximum Commitments and/or through the inclusion as a "Lender" hereunder of an Applicant Financial Institution approved by the Company and the Administrative Agent.

          "Security Agreement" shall have the meaning given such term in
           ------------------
Paragraph 4(a) above.

          "Servicing Contract Report" shall mean a report in form acceptable to
           -------------------------
the Administrative Agent setting forth the Quoted Market Value of each of the Eligible Servicing Portfolio and the Encumbered Eligible Servicing Portfolio.

          "Shareholder Notes" shall mean those certain promissory notes executed
           -----------------
by certain shareholders of the Company in favor of the Company, representing indebtedness of such shareholders to the Company, as described on Exhibit M
                                                                  ---------
attached hereto.

          "Single Employer Plan" shall mean, as to the Company or any of its
           --------------------
ERISA Affiliates, any Plan of such Person which is not a Multiemployer Plan.

          "Statement Date" shall mean December 31, 1996.
           --------------

          "Stock Pledge Documents" shall have the meaning given such term in
           ----------------------
Paragraph 4(b) above.

          "Subordinated Debt" shall mean all Indebtedness of the Company and its
           -----------------
Subsidiaries which is expressly subordinated to the Obligations in the manner and to the extent required by the Lenders pursuant to written subordination agreements satisfactory in form and substance to the Lenders.

          "Subsidiary" shall mean any corporation, partnership or joint venture
           ----------
more than fifty percent (50%) of the stock or other ownership interest of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation, partnership or joint venture (irrespective of whether or not at the time stock of any other class or classes of such corporation, partnership or joint venture shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

          "Take-Out Commitment" with respect to any Mortgage Loan shall mean a
           -------------------
bona fide current, unused and unexpired forward sale whole loan commitment or forward sale Mortgage-Backed Security commitment issued by an Approved Investor in favor of and held by the Company, and any related delivery commitments, if applicable, under which said Approved Investor agrees, prior to the expiration thereof, upon the satisfaction of certain terms and conditions therein, to provide for the purchase of such Mortgage Loan or related Mortgage-Backed Security or to purchase such Mortgage Loan or related Mortgage-Backed Security at a specified price, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

          "Term Out Amount" shall have the meaning given such term in Paragraph
           ---------------
1(b) above.

          "Total Liabilities" shall mean at any date consolidated total
           -----------------
liabilities of the Company and its Subsidiaries less the amount of any Subordinated Debt, determined in accordance with GAAP.

          "VA" shall mean the Veterans Administration and any successor agency.
           --

          "Warehousing Agreement" shall mean that certain Amended and Restated
           ---------------------
Mortgage Loan Warehousing Agreement dated as of August 29, 1997 by and among the Company, the Administrative Agent, the Collateral Agent and other parties from time to time thereto (as amended, extended or replaced from time to time).

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        HEADLANDS MORTGAGE COMPANY,
                                        a California corporation



                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


Maximum Commitment:                     THE FIRST NATIONAL BANK OF CHICAGO, a
$4,000,000.00                           national banking association, as
Percentage Share:                       Administrative Agent, Collateral Agent
33.33333333%                            and a Lender



                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


Maximum Commitment:                     BANK OF AMERICA NATIONAL TRUST AND
$4,000,000.00                           SAVINGS ASSOCIATION, a national banking
Percentage Share:                       association, as a Lender
33.33333333%


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

Maximum Commitment:                     THE BANK OF NEW YORK, a banking
$4,000,000.00                           corporation organized under the laws of
Percentage Share:                       the State of New York, as a Lender
33.33333333%



                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------

Schedule I     Addresses for Purposes of Notices, Etc.

Schedule II    Methodology for Computation of Pre-Tax Income


Exhibit A      Form of Note

Exhibit B      Form of Security Agreement

Exhibit C      Form of Pledge Agreement

Exhibit D      Form of Officer's Certificate

Exhibit E      Litigation Schedule

Exhibit F      List of Subsidiaries

Exhibit G      Form of Compliance Certificate

Exhibit H      Form of Additional Lender Agreement

Exhibit I      Form of Borrowing Base Certificate

Exhibit J      Schedule of Permitted Investments

Exhibit K      Schedule of Permitted Other Debt and Permitted Other Secured Debt

Exhibit L      Schedule of Approved Private Investors

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                    ---------------------------------------
                       SERVICING SECURED CREDIT AGREEMENT
                       ----------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED SERVICING SECURED CREDIT AGREEMENT (the "Amendment") is made and dated as of the 4th day of November, 1997, by and among THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York (all of the above individually a "Lender" and, collectively, the "Lenders"), FNBC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and HEADLANDS MORTGAGE COMPANY, a California corporation (the "Company").

                                    RECITALS
                                    --------

     A. Pursuant to that certain Amended and Restated Servicing Secured Credit Agreement dated as of August 29, 1997 among the Administrative Agent, the Lenders and the Company (as amended to date, the "Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

     B. The Company and the Lenders desire to amend certain provisions of the Agreement, as more particularly described below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Conversion Date.  To reflect the agreement of the parties to extend
          ---------------
the Conversion Date and the payment schedule and final maturity date of the Conversion Term Loan under the Agreement:

          (a) The defined term Conversion Date contained in Paragraph 12 of the Agreement is hereby amended to delete the date "November 4, 1997" appearing therein and to replace the same with the date "November 4, 1998".

          (b) Clauses (1) and (2) of Paragraph 1(b) of the Agreement are hereby amended to read in their entirety as follows:

          "(1) eleven (11) installments each in an amount equal to 1/12/th/ of the Term Out Amount, the first such installment to be payable on the 90/th/ day following the Conversion Date, each of the next ten (10) such installments to be payable quarterly on the first Business Day of each February, May, August and

          November, commencing on the first such date following the initial payment date, and (2) one final installment in an amount equal to the remaining principal balance outstanding on the first Business Day of November, 2001."

     2.   Permitted Secured Other Debt.  To reflect the agreement of the parties
          ----------------------------
to permit the maximum aggregate amount of Indebtedness owed under repurchase agreements and gestation repurchase credit facilities entered into by the Company from time to time to increase from $300,000,000.00 to $450,000,000.00, Exhibit K to the Agreement is hereby replaced by Replacement Exhibit K attached
---------                                        ---------------------
hereto.

     3.   Reaffirmation of Other Loan Documents.  The Company hereby affirms and
          -------------------------------------
agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other Loan Document, (b) the term "Obligations" as defined in Paragraph 12 of the Agreement includes, without limitation, the Obligations of the Company under the Agreement as amended by this Amendment, (c) the Security Agreement remains in full force and effect and such agreement constitutes a continuing first priority security interest in and lien upon the Collateral, and (d) for any and all purposes, any reference to the Agreement following the effective date of this Amendment shall constitute a reference to the Agreement as amended to date, including, without limitation, by this Amendment.

     4.   Modification of Related Documents.  All reports and other forms
          ---------------------------------
utilized in connection with the day-to-day operations of the credit facility evidenced by the Agreement shall be deemed modified consistent with the provisions of this Amendment.

     5.   Effective Date.  This Amendment shall be effective (with such
          --------------
effectiveness being retroactive to the day and year first above written) on the earliest date upon which the Administrative Agent has received (a) duly executed copies of this Amendment from each of the Lenders, the Administrative Agent and the Company, and (b) such board resolutions, incumbency certificates and other additional documentation as the Administrative Agent may request in connection herewith.

     6.   Representations and Warranties.  The Company hereby represents and
          ------------------------------
warrants to the Administrative Agent and the Lenders as follows:

          (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Amendment will not violate any Requirement of Law or Contractual Obligation or require any consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority.

          (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

     7.   No Other Amendment.  Except as expressly amended herein, the Loan
          ------------------
Documents shall remain in full force and effect as currently written.

     8.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                         HEADLANDS MORTGAGE COMPANY,
                                         a California corporation

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         a national banking association, as
                                         Administrative Agent and a Lender

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION,
                                         a national banking association, as a
                                         Lender

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         THE BANK OF NEW YORK,
                                         a banking corporation organized under
                                         the laws of the State of New York, as a
                                         Lender

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

REPLACEMENT EXHIBIT K


                                  SCHEDULE OF
                              PERMITTED OTHER DEBT
                                      AND
                        (*) PERMITTED OTHER SECURED DEBT


1. Indebtedness owed under repurchase agreements and gestation repurchase credit facilities entered into by the Company from time to time with financial institutions approved by the Administrative Agent and the Majority Lenders in an aggregate amount not to exceed at any one time outstanding $450,000,000.00.*

2. Indebtedness owed under any servicing secured facility (including the Servicing Secured Credit Agreement) in an aggregate amount not to exceed at any one time outstanding $30,000,000.00.*

3. Indebtedness owed under credit facilities entered into by and between the Company and Residential Funding Corporation ("RFC") from time to time secured by Mortgage Loans that are delinquent or in foreclosure or subject to a Take-Out Commitment issued by RFC, manufactured housing loans and REO properties in an aggregate amount not to exceed at any one time outstanding $15,000,000.00.*

4. Indebtedness owed under any deposit-backed interest rate exchange agreements and/or investment arbitrage lines, entered into in the ordinary course of business.*

5. Unsecured Indebtedness of the Company to Peter Paul and/or Jessica Paul in an amount not to exceed $10,000,000.00 in the aggregate at any time outstanding and which Indebtedness is Subordinated Debt, it being agreed and understood that the required subordination shall be on terms and subject to conditions substantially similar to the terms and conditions set forth in that certain Subordination Agreement dated as of July 26, 1996 executed by Peter Paul and Jessica Paul.

6. Unsecured Indebtedness of the Company to Peter Paul in an amount not to exceed $5,000,000.00 in the aggregate at any time outstanding, the proceeds of which Indebtedness shall be used by the Company for funding short-term liquidity needs and which Indebtedness is Subordinated Debt, it being agreed and understood that the required subordination shall prohibit payments on account of such Indebtedness only if there shall either before or after such payment is made exist and Event of Default or Potential Default.

7. Indebtedness of HMSI to third party lenders in an amount not to exceed $5,000,000.00 in the aggregate at any time outstanding, the proceeds of which Indebtedness shall be used by HMSI to finance advance receivables.*

8. Indebtedness of HMSI secured by liens on the retained interests in securitizations of HMSI in connection with yield maintenance arrangements on securities issued through HMSI.

                                       2